December  29,  1999


To  Shareholders  of  the  following  Series  of  the  Exeter  Fund:

Defensive  Series
Blended  Asset  Series  I
Blended  Asset  Series  II
Maximum  Horizon  Series
Flexible  Yield  Series  I,  II,  and  III
Tax  Managed  Series

Dear  Shareholder:

Enclosed are copies of the Annual Reports for each of the above Series of the Exeter Fund in which you owned shares as of October 31, 1999. The reports include information about the Series' performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-466-3863 or your Client Consultant if you have any questions about your holdings in the Exeter Fund.

Sincerely,

/s/  Amy  J.  Williams

Amy  J.  Williams
Fund  Services  Manager

Exeter  Fund,  Inc.
Defensive  Series
Annual  Report
October,  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS

DEAR  SHAREHOLDERS:

In managing the Defensive Series, we place a dominant emphasis on minimizing volatility over an intermediate time horizon. In pursuit of this goal, the Series maintains a conservative position with a large amount invested in intermediate-term fixed income securities. This particular strategy limits the portfolio's weight in stocks, especially in the face of a generally overvalued U.S. stock market. Although the Series has continued to post positive returns, it has not been immune to the adverse bond market environment.

The bond market continued to struggle over the last six months, but steadied a bit more recently. However, with long-term U.S. Treasury bond yields rising by over 100 basis points (1.00%) in the last year, the bond market's negative returns over the period have influenced the returns of this Series. In light of this rising interest rate environment and growing uncertainty regarding the future performance of the economy and corporate earnings, the Series has withstood this recent volatility well as a result of its focus on short-to-intermediate term maturity fixed income securities. With less interest rate sensitivity, these securities have tended to moderate some of the impact that rising yields had on long-term bonds.

While the bond market appears to have stabilized, the risk in the U.S. stock market continues to build. Rising energy prices and tight labor markets are two of the factors that are forcing costs to go up in a number of industries this year. With costs rising and most companies lacking true pricing power, the inevitable result is a margin squeeze. Add to that the impact of the recent rise in interest rates and the result is likely to be a difficult environment for high valuation (e.g., high price-to-earnings ratio) stocks. Given this environment, we have continued with our current focus on stocks with lower valuations, which we believe positions the equity portion of the portfolio well for the future. Likewise, we believe that our focus on high quality bonds and well-positioned companies around the globe provides an appropriate balance between the goals of long-term capital appreciation and avoidance of year-to-year volatility.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT


<GRAPHIC>
<PIE  CHART>
Data  for  pie  chart  to  follow:

Asset  Allocation  -  As  of  10/31/99
Stocks  -  17%
Bonds  -  80%
Cash,  equivalents,  and  other  assets,  less  liabilities  -  3%

PERFORMANCE  UPDATE  AS  OF  OCTOBER  31,  1999


Exeter  Fund,  Inc.  -  Defensive  Series




                               Total Return
Through     Growth of $10,000               Average
10/31/99    Investment         Cumulative   Annual
One Year    $10,175             1.75%       1.75%
Inception 1 $12,371            23.71%       5.46%




Lehman  Brothers  Intermediate  Bond  Index




                               Total Return
Through     Growth of $10,000               Average
10/31/99    Investment         Cumulative   Annual
One Year    $10,099             0.99%        0.99%
Inception 1 $12,533            25.33%        5.80%




15-85  Blended  Index





                               Total Return
Through     Growth of $10,000               Average
10/31/99    Investment         Cumulative   Annual
One Year    $10,448             4.48%        4.48%
Inception 1 $13,999            39.99%        8.77%




The value of a $10,000 investment in the Exeter Fund, Inc. - Defensive Series from its inception (11/1/95) to present (10/31/99) as compared to the Lehman Brothers Intermediate Bond Index and a 15-85 Blended Index. 2

<graphic>
<line  chart>
Data  for  line  chart  to  follow:




            Exeter Fund, Inc.  Lehman Brothers Intermediate
Date        Defensive Series            Bond Index           15-85 Blended Index
11/01/1995  10,000             10,000                        10,000
10/31/1996  10,494             10,581                        10,847
10/31/1997  11,411             11,374                        12,052
10/31/1998  12,157             12,411                        13,398
10/31/1999  12,371             12,533                        13,999




1 Performance numbers for the Series and Indices are calculated from November 1,1995, the Series' inception date. The Fund's performance is historical and may not be indicative of future results.

2 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,300 corporate and government securities. The index is comprised of investment grade securities with maturities greater than one year but less than ten years. The 15-85 Blended Index is 15% Standard & Poor's (S&P) 500 Total Return Index and 85% Lehman Brothers Intermediate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. Both Indices returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999




                                                               VALUE
                                                     SHARES   (NOTE 2)
                                                     -------  ---------
COMMON STOCK - 16.94%
AGRICULTURAL PRODUCTION - 0.08%
Sylvan, Inc.* . . . . . . . . . . . . . . . . . . .      375  $  3,656
                                                              ---------

APPAREL - 0.71%
Adidas - Salomon AG (Germany) (Note 7). . . . . . .      450    33,114
Novel Denim Holdings Ltd.*. . . . . . . . . . . . .      250     1,266
                                                               -------
                                                                34,380
                                                               -------

BUSINESS SERVICES - 0.43%
National Data Corp. . . . . . . . . . . . . . . . .      875    21,000
                                                              ---------

CHEMICAL & ALLIED PRODUCTS - 2.40%
  BIOLOGICAL PRODUCTS - 0.76%
  Cypress Bioscience, Inc.* . . . . . . . . . . . .    2,925     6,581
   PathoGenesis Corp.*. . . . . . . . . . . . . . .      100     1,500
  Sigma-Aldrich Corp. . . . . . . . . . . . . . . .    1,000    28,500
                                                               -------
                                                               36,581
                                                               -------

  PHARMACEUTICAL PREPARATIONS - 1.64%
  Mylan Laboratories, Inc.. . . . . . . . . . . . .    2,000    35,875
  Teva Pharmaceutical Industries Ltd.- ADR (Note 7)      900    43,537
                                                               -------
                                                                79,412
                                                               -------
                                                               115,993
                                                               -------

CRUDE PETROLEUM & NATURAL GAS - 2.21%
Gulf Canada Resources Ltd.- ADR* (Note 7) . . . . .   13,575    53,452
Petroleo Brasileiro S.A. (Petrobras) -
   ADR (Note 7) . . . . . . . . . . . . . . . . . .    3,275    52,345
Stolt Comex Seaway, S.A.* (Note 7). . . . . . . . .       75       802
                                                              ---------
                                                               106,599
                                                              ---------

DIAMONDS - 0.39%
De Beers Consolidated Mines - ADR (Note 7). . . . .      700    18,944
                                                              ---------

ELECTRONICS & ELECTRICAL EQUIPMENT - 0.04%
The Carbide/Graphite Group, Inc.* . . . . . . . . .      300     2,100
                                                              ---------

FOOD & KINDRED PRODUCTS - 1.62%
Bestfoods . . . . . . . . . . . . . . . . . . . . .      600    35,250
Unilver plc -ADR (Note 7) . . . . . . . . . . . . .    1,160    43,138
                                                               -------
                                                                78,388
                                                               -------

GLASS PRODUCTS - 0.15%
Libbey, Inc.. . . . . . . . . . . . . . . . . . . .      275     7,288
                                                              ---------

HEALTH SERVICES - 0.55%
Manor Care, Inc.* . . . . . . . . . . . . . . . . .    1,700    26,775
                                                              ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999




                                                          VALUE
                                                 SHARES  (NOTE 2)
                                                 ------  ---------
HOLDING COMPANIES - PUBLISHING - 0.53%
Reed International plc - ADR (Note 7) . . . . .   1,100  $ 25,300
                                                         ---------

INDUSTRIAL & COMMERCIAL MACHINERY - 0.58%
Compaq Computer Corp. . . . . . . . . . . . . .   1,200    22,800
NN Ball & Roller, Inc.. . . . . . . . . . . . .     800     5,300
                                                         ---------
                                                           28,100
                                                         ---------

MOTION PICTURE PRODUCTION - 0.63%
News Corp. Ltd. - ADR (Note 7). . . . . . . . .   1,100    30,319
                                                         ---------

PAPER & ALLIED PRODUCTS - 0.64%
International Paper Co. . . . . . . . . . . . .     550    28,944
Smurfit-Stone Container Corp.*. . . . . . . . .      99     2,141
                                                         ---------
                                                           31,085
                                                         ---------

PRIMARY METAL INDUSTRIES - 0.12%
Intermet Corp.. . . . . . . . . . . . . . . . .      50       506
Texas Industries, Inc.. . . . . . . . . . . . .     150     5,372
                                                         ---------
                                                            5,878
                                                         ---------

REFUSE SYSTEMS - 0.06%
Newpark Resources, Inc.*. . . . . . . . . . . .     450     2,897
                                                         ---------

RETAIL - SPECIALTY STORES - 0.04%
Hancock Fabrics, Inc. . . . . . . . . . . . . .     475     1,959
                                                         ---------

SOFTWARE - 0.02%
MAPICS, Inc.* . . . . . . . . . . . . . . . . .     125     1,062
                                                         ---------

TECHNICAL INSTRUMENTS & SUPPLIES - 1.89%
Eastman Kodak Co. . . . . . . . . . . . . . . .     850    58,597
Millipore Corp. . . . . . . . . . . . . . . . .   1,025    32,672
                                                         ---------
                                                           91,269
                                                         ---------

TELECOMMUNICATION SERVICES- 1.11%
Grupo Radio Centro S.A. de C.V. - ADR (Note 7).     100       469
ProSieben Media AG (Germany) (Note 7) . . . . .      25     1,029
Sinclair Broadcast Group, Inc.* . . . . . . . .     125     1,250
Telecomunicacoes Brasileiras S.A. (Telebras) -
   ADR (Note 7) . . . . . . . . . . . . . . . .     655        31
Telecomunicacoes Brasileiras S.A. (Telebras) -
   ADR PFD (Note 7) . . . . . . . . . . . . . .     655    51,008
                                                         --------
                                                           53,787
                                                         --------

TESTING LABORATORIES - 0.08%
Paradigm Geophysical Ltd.*. . . . . . . . . . .     700     3,762
                                                         ---------

TEXTILE MILL PRODUCTS - 0.11%
Albany International Corp. - Class A. . . . . .     351     5,331
                                                         ---------



The  accompanying  notes  are  integral  part  of  the  financial  statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999




                                            SHARES/PRINCIPAL     VALUE
                                                 AMOUNT        (NOTE 2)
                                            -----------------  ---------
TRANSPORTATION - 2.55%
  RAILROAD - 2.44%
  Burlington Northern Santa Fe Corp. . . .              1,400  $ 44,625
  Canadian National Railway - ADR (Note 7)              2,400    73,200
                                                              ----------
                                                                117,825
                                                              ----------

  WATER - 0.11%
  Trico Marine Services, Inc.* . . . . . .                775     5,377
                                                               ---------
                                                                123,202
                                                               ---------

TOTAL COMMON STOCK
   (Identified Cost $866,172). . . . . . .                      819,074
                                                              ----------

U.S. TREASURY SECURITIES - 68.59%

U.S. TREASURY BONDS - 9.58%
U.S. Treasury Bond, 7.25%, 8/15/2022 . . .  $         150,000   163,641
U.S. Treasury Bond, 7.50%, 11/15/2024. . .             20,000    22,625
U.S. Treasury Bond, 6.875%, 8/15/2025. . .            210,000   221,681
U.S. Treasury Bond, 6.50%, 11/15/2026. . .             55,000    55,619
                                                               ---------

TOTAL U.S. TREASURY BONDS
   (Identified Cost $472,814). . . . . . .                      463,566
                                                               ---------

U.S. TREASURY NOTES - 59.01%
U.S. Treasury Note, 6.125%, 9/30/2000. . .            560,000   562,625
U.S. Treasury Note, 5.625%, 2/28/2001. . .             60,000    59,925
U.S. Treasury Note, 6.375%, 9/30/2001. . .             25,000    25,242
U.S. Treasury Note, 7.50%, 11/15/2001. . .             50,000    51,562
U.S. Treasury Note, 6.25%, 6/30/2002 . . .            150,000   151,266
U.S. Treasury Note, 5.875%, 9/30/2002. . .            275,000   274,828
U.S. Treasury Note, 6.25%, 2/15/2003 . . .            215,000   216,881
U.S. Treasury Note, 5.875%, 2/15/2004. . .             75,000    74,789
U.S. Treasury Note, 7.25%, 8/15/2004 . . .             65,000    68,189
U.S. Treasury Bond, 6.50%, 5/15/2005 . . .            625,000   636,133
U.S. Treasury Note, 6.125%, 8/15/2007. . .              5,000     4,981
U.S. Treasury Note, 5.50%, 2/15/2008 . . .            240,000   230,325
U.S. Treasury Note, 4.75%, 11/15/2008. . .            550,000   497,406
                                                               ---------

TOTAL U.S. TREASURY NOTES
   (Identified Cost $2,866,456). . . . . .                    2,854,152
                                                             ----------

TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $3,339,270). . . . . .                    3,317,718
                                                             -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999





                                        SHARES/PRINCIPAL     VALUE
                                             AMOUNT        (NOTE 2)
                                        -----------------  ---------
U.S. GOVERNMENT AGENCIES - 10.94%
MORTGAGE BACKED SECURITIES
GNMA, Pool #365225, 9.00%, 11/15/2024.  $          20,120  $ 21,168
GNMA, Pool #398655, 6.50%, 5/15/2026 .             39,772    38,025
GNMA, Pool #473373, 9.00%, 2/15/2027 .              9,525    10,021
GNMA, Pool #452826, 9.00%, 1/15/2028 .            137,984   145,166
GNMA, Pool #460820, 6.00%, 6/15/2028 .             93,256    86,556
GNMA, Pool #458983, 6.00%, 1/15/2029 .            245,935   228,266
                                                           ---------

TOTAL U.S. GOVERNMENT AGENCIES
   (Identified Cost $533,579). . . . .                      529,202
                                                           ---------

SHORT-TERM INVESTMENTS - 2.39%

Dreyfus Treasury Cash Management Fund
(Identified Cost $115,514) . . . . . .            115,514   115,514
                                                           ---------

TOTAL INVESTMENTS - 98.86%
   (Identified Cost $4,854,535). . . .                    4,781,508

OTHER ASSETS, LESS LIABILITIES - 1.14%                      55,250
                                                          ---------

NET ASSETS - 100%. . . . . . . . . . .                   $4,836,758
                                                         ==========




*   Non-income  producing  security


Federal  Tax  Information:

At October 31, 1999, the net unrealized depreciation based on identified cost for federal income tax purposes of $4,865,692 was as follows:

Unrealized appreciation            $56,294
Unrealized depreciation           (140,478)
                                  ---------

UNREALIZED DEPRECIATION - NET     $(84,184)
                                  =========

The  accompanying  notes  are  an  integral  part  of  the financial statements.
6

STATEMENT  OF  ASSETS  AND  LIABILITIES




OCTOBER 31, 1999

ASSETS:
Investments, at value (identified cost $4,854,535)(Note 2)  $4,781,508
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . .       7,876
Interest receivable. . . . . . . . . . . . . . . . . . . .      59,378
Receivable for securities sold . . . . . . . . . . . . . .       3,309
Receivable for fund shares sold. . . . . . . . . . . . . .         468
Dividends receivable . . . . . . . . . . . . . . . . . . .         191
                                                            -----------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . .   4,852,730
                                                            -----------


LIABILITIES:

Accrued directors' fees (Note 3) . . . . . . . . . . . . .       2,117
Transfer agent fees payable (Note 3) . . . . . . . . . . .          97
Audit fee payable. . . . . . . . . . . . . . . . . . . . .       9,252
Payable for securities purchased . . . . . . . . . . . . .       1,201
Other payables and accrued expenses. . . . . . . . . . . .       3,305
                                                            -----------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . .      15,972
                                                            -----------

NET ASSETS FOR 455,382 SHARES OUTSTANDING. . . . . . . . .  $4,836,758
                                                            ===========


NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . .  $    4,554
Additional paid-in-capital . . . . . . . . . . . . . . . .   4,756,420
Undistributed net investment income. . . . . . . . . . . .     117,154
Accumulated net realized gain on investments . . . . . . .      31,657
Net unrealized depreciation on investments . . . . . . . .     (73,027)
                                                            -----------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . .  $4,836,758
                                                            ===========

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE - CLASS A
   ($4,836,758/455,382 shares) . . . . . . . . . . . . . .  $    10.62
                                                            ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.
7

STATEMENT  OF  OPERATIONS



FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:
Interest . . . . . . . . . . . . . . . . . . . . . . . .  $ 277,924
Dividends (net of foreign tax withheld, $1,047). . . . .     15,215
                                                          ----------

Total Investment Income. . . . . . . . . . . . . . . . .    293,139
                                                          ----------


EXPENSES:

Management fees (Note 3) . . . . . . . . . . . . . . . .     46,160
Directors' fees (Note 3) . . . . . . . . . . . . . . . .      7,201
Transfer agent fees (Note 3) . . . . . . . . . . . . . .      1,385
Registration and filing fees . . . . . . . . . . . . . .     14,200
Audit fee. . . . . . . . . . . . . . . . . . . . . . . .      9,919
Custodian fee. . . . . . . . . . . . . . . . . . . . . .      5,401
Miscellaneous. . . . . . . . . . . . . . . . . . . . . .      6,107
                                                          ----------

Total Expenses . . . . . . . . . . . . . . . . . . . . .     90,373

Less Reduction of Expenses (Note 3). . . . . . . . . . .    (32,652)
                                                          ----------

Net Expenses . . . . . . . . . . . . . . . . . . . . . .     57,721
                                                          ----------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . .    235,418
                                                          ----------


REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)     39,396
Net change in unrealized depreciation on investments . .   (154,121)
                                                          ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . .   (114,725)
                                                          ----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . .  $ 120,693
                                                          ==========



The  accompanying  notes  are  an  integral  part  of  the financial statements.
8

STATEMENTS  OF  CHANGES  IN  NET  ASSETS







                                                         FOR THE       FOR THE
                                                        YEAR ENDED    YEAR ENDED
                                                         10/31/99      10/31/98
                                                       ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income . . . . . . . . . . . . . . . .  $   235,418   $   159,505
Net realized gain on investments. . . . . . . . . . .       39,396        13,980
Net change in unrealized appreciation on investments.     (154,121)       55,114
                                                       ------------  ------------

Net increase from operations. . . . . . . . . . . . .      120,693       228,599
                                                       ------------  ------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income. . . . . . . . . . . . . .     (212,396)      (91,449)
From net realized gain on investments . . . . . . . .      (20,762)      (34,079)
                                                       ------------  ------------

Total distribution to shareholders. . . . . . . . . .     (233,158)     (125,528)
                                                       ------------  ------------


CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5). . . . . . . . . . . . . . .     (783,936)    3,866,052
                                                       ------------  ------------

Net increase (decrease) in net assets . . . . . . . .     (896,401)    3,969,123


NET ASSETS:

Beginning of year . . . . . . . . . . . . . . . . . .    5,733,159     1,764,036
                                                       ------------  ------------

END OF YEAR (including undistributed net investment
income of $117,154 and $99,985, respectively) . . . .  $ 4,836,758   $ 5,733,159
                                                       ============  ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.
9

FINANCIAL  HIGHLIGHTS





                                             FOR THE     FOR THE     FOR THE     FOR THE
                                               YEAR        YEAR        YEAR        YEAR
                                              ENDED       ENDED       ENDED       ENDED
                                             10/31/99    10/31/98    10/31/97    10/31/96
                                            ----------  ----------  ----------  ----------

Per share data (for a share outstanding
throughout each period):
NET ASSET VALUE - BEGINNING OF PERIOD. . .  $   10.85   $   10.71   $   10.29   $   10.00
                                            ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income*. . . . . . . . .      0.462       0.347       0.426       0.349
   Net realized and unrealized gain on
   investments . . . . . . . . . . . . . .     (0.275)      0.327       0.447       0.137
                                            ----------  ----------  ----------  ----------

Total from investment operations . . . . .      0.187       0.674       0.873       0.486
                                            ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income. . . . . . .     (0.380)     (0.352)     (0.385)     (0.196)
   From net realized gain on investments .     (0.037)     (0.182)     (0.068)         --
                                            ----------  ----------  ----------  ----------

Total distribution, to shareholders. . . .     (0.417)     (0.534)     (0.453)     (0.196)
                                            ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD. . . . . .  $   10.62   $   10.85   $   10.71   $   10.29
                                            ==========  ==========  ==========  ==========

Total return1. . . . . . . . . . . . . . .       1.75%       6.54%       8.74%       4.94%

Ratios (to average net assets) /
Supplemental Data:
    Expenses*. . . . . . . . . . . . . . .       1.00%       1.00%       1.00%       1.00%
    Net investment income* . . . . . . . .       4.08%       4.20%       4.45%       4.26%

Portfolio turnover . . . . . . . . . . . .         33%         15%         60%         30%

NET ASSETS - END OF PERIOD (000's omitted)  $   4,837   $   5,733   $   1,764   $     745
                                            ==========  ==========  ==========  ==========




*The investment advisor did not impose all or a portion of its management fee in some periods and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:



Net investment income . . . . .  $0.397   $0.287   $0.274   $0.226

Ratios (to average net assets):
   Expenses . . . . . . . . . .    1.57%    1.73%    2.59%    2.50%
   Net investment income. . . .    3.51%    3.47%    2.86%    2.76%




1  Represents  aggregate  total  return  for  the  period  indicated.


The  accompanying  notes  are  an  integral  part  of  the financial statements.
10

NOTES  TO  FINANCIAL  STATEMENTS

1.     ORGANIZATION
Defensive Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 1999, 1,550 million shares have been designated in total among 31 series, of which 37.5 million have been designated as Defensive Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
     SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

     FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

NOTES  TO  FINANCIAL  STATEMENTS

     DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Series.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

For the year ended October 31, 1999, the Series distributed $8,586 of long-term capital gains.

     OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.     TRANSACTIONS  WITH  AFFILIATES
The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc., DBA Exeter Asset Management (the "Advisor"), for which the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Series' average daily net assets. The fee amounted to $46,160 for the year ended October 31, 1999.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 1.0% of average daily net assets each year. Accordingly, the Advisor waived fees of $32,652 for the year ended October 31, 1999, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $1,385 for the year ended October 31, 1999.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

NOTES  TO  FINANCIAL  STATEMENTS

The compensation of the non-affiliated Directors totaled $7,201 for the year ended October 31, 1999.

4.     PURCHASES  AND  SALES  OF  SECURITIES
For the year ended October 31, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $597,528 and $749,582, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $1,184,738 and $1,828,272, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares  of  Defensive  Series  Class  A  Common  Stock  were:




              FOR THE YEAR                         FOR THE YEAR
             ENDED 10/31/99                        ENDED 10/31/98

                 Shares            Amount        Shares     Amount
             ---------------  ----------------  --------  -----------
Sold. . . .         149,871   $     1,614,006   442,590   $4,709,666
Reinvested.          21,934           233,158    12,005      125,528
Repurchased        (245,016)       (2,631,100)  (90,651)    (969,142)
             ---------------  ----------------  --------  -----------
Net change.         (73,211)  $      (783,936)  363,944   $3,866,052
             ===============  ================  ========  ===========




The Advisor owned 20,825 shares on October 31, 1999 and 35,663 shares on October 31, 1998.

6.     FINANCIAL  INSTRUMENTS
The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on Octobedr 31, 1999.

7.     FOREIGN  SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and potential adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.
13

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To  the  Board  of  Directors  and Shareholders of Exeter Fund, Inc. - Defensive
Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.- Defensive Series (the "Series") at October 31, 1999, and the results of its operations, changes in net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Series as of October 31, 1998 and for the periods then ended, as indicated therein, were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those statements.




PRICEWATERHOUSECOOPERS  LLP
Boston,  Massachusetts
December  3,  1999

OTHER  INFORMATION  (UNAUDITED)
     CHANGE  OF  ACCOUNTANTS
On July 15, 1999, the Fund dismissed Deloitte & Touche LLP ("D&T") as the Fund's independent auditors by action of the Fund's Board of Directors upon the recommendation of the Audit Committee of the Board. D&T's reports of the funds financial statements for the fiscal years ended October 31, 1998 and 1997, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund's financials statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulations S-K under the Securities Exchange Act of 1934, as amended.

On July 15, 1999, the Fund by action of its Board of Directors upon the recommendation of the Audit Committee of the Board engaged PricewaterhouseCoopers ("PwC") as the independent auditors to audit the Fund's financial statements for the fiscal year ending October 31, 1999. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, neither the Fund nor anyone on its behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(a)(iv) of Item 304 of Regulation S-X) or reportable event (as described in paragraph (a)(1)(v) of said Item 304).

Exeter  Fund,  Inc.
Blended  Asset  Series  I
Annual  Report
October  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS

DEAR  SHAREHOLDERS:

In managing the Blended Asset Series I, we place emphasis on minimizing volatility as well as providing growth. In order to reduce volatility over an intermediate time horizon, the Series maintains a conservative position with a large amount invested in fixed income securities. This particular strategy has forced us to shy away from significant exposure to stocks in response to the overvaluation that has been seen throughout the U.S. stock market over the past few years. Although interest rates have leveled off recently, long-term U.S. Treasury bond yields have risen by over 100 basis points (1.00%) in the last year. Couple that with high market valuations, and we have a very challenging environment in which to invest. In light of this rising interest rate environment and growing uncertainty regarding the future performance of the economy and corporate earnings, the Series has withstood this recent volatility well. This resilience is largely a result of the portfolio's approximately 21% weight to foreign stocks.

While the bond market appears to have stabilized, the risk in the U.S. stock market continues to build. Rising energy prices and tight labor markets are two of the factors that are forcing costs to go up in a number of industries this year. With costs rising and most companies lacking true pricing power, the inevitable result is a margin squeeze. Add to that the impact of the recent rise in interest rates and the result is likely to be a difficult environment for high valuation (e.g., high price-to-earnings ratio) stocks. Given this environment, we have continued with our current focus on stocks with lower valuations, which we believe positions the portfolio well for the future. Likewise, we believe that our focus on high quality bonds and well-positioned companies around the globe provides an appropriate balance between the goals of long-term capital appreciation and avoidance of year-to-year volatility.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT


<GRAPHIC>
<PIE  CHART>

Data  for  pie  chart  to  follow:

Asset  Allocation  -  As  of  10/31/99
Stocks  -  43%
Bonds  -  55%
Cash,  equivalents,  and  other  assets,  less  liabilities  -  2%

PERFORMANCE  UPDATE  AS  OF  OCTOBER  31,  1999


Exeter  Fund,  Inc.  -  Blended  Asset  Series  I




                               Total Return
Through     Growth of $10,000                  Average
10/31/99    Investment         Cumulative      Annual
One Year    $10,432             4.32%          4.32%
Five Year   $16,093            60.93%          9.98%
Inception 1 $16,048            60.48%          8.02%




Lehman  Brothers  Intermediate  Bond  Index




                               Total Return
Through     Growth of $10,000                Average
10/31/99    Investment         Cumulative    Annual
One Year    $10,099             0.99%         0.99%
Five Year   $14,105            41.05%         7.12%
Inception 1 $13,891            38.91%         5.51%




30  -  70  Blended  Index




                               Total Return
Through     Growth of $10,000              Average
10/31/99    Investment         Cumulative  Annual
One Year    $10,805             8.05%       8.05%
Five Year   $17,967            79.67%      12.43%
Inception 1 $18,300            83.00%      10.36%



The value of a $10,000 investment in the Exeter Fund, Inc. - Blended Asset Series I from its inception (9/15/93)to present (10/31/99) as compared to the Lehman Brothers Intermediate Bond Index and a 30-70 Blended Index. 2


<graphic>
<line  chart>

Data  for  line  chart  to  follow:




                     Exeter Fund, Inc.     Lehman Brothers           30-70 Blended
Date               Blended Asset Series I  Intermediate Bond Index   Index
09/15/1993         10,000                  10,000                    10,000
12/31/1993         10,092                  10,032                    10,081
12/31/1994         10,012                   9,838                     9,986
12/31/1995         12,123                  11,347                    12,151
10/31/1996         12,806                  11,728                    13,040
10/31/1997         14,472                  12,606                    14,965
10/31/1998         15,383                  13,755                    16,937
10/31/1999         16,048                  13,891                    18,300




1 Performance numbers for the Series and Indices are calculated from September 15, 1993, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,300 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The 30-70 Blended Index is 30% Standard & Poor's (S&P) 500 Total Return Index and 70% Lehman Brothers Intermediate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stocks Exchange, and Over-the-Counter market. Both Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999





                                                                   VALUE
                                                        SHARES    (NOTE 2)
                                                       ---------  ---------
COMMON STOCK - 42.54%
AGRICULTURAL PRODUCTION - 0.05%
Sylvan, Inc.* . . . . . . . . . . . . . . . . . . . .      1,250  $ 12,187
                                                                  ---------

APPAREL - 1.88%
Adidas-Salomon AG (Germany) (Note 7). . . . . . . . .      6,700   493,028
Novel Denim Holdings Ltd* . . . . . . . . . . . . . .      1,225     6,202
                                                                  ---------
                                                                   499,230
                                                                  ---------

BUSINESS SERVICES - 1.22%
National Data Corp.                                       13,425   322,200
                                                                  ---------


CHEMICAL & ALLIED PRODUCTS - 6.88%
  BIOLOGICAL PRODUCTS - 1.95%
   Cypress Bioscience, Inc.*. . . . . . . . . . . . .     11,000    24,750
   PathoGenesies Corp.* . . . . . . . . . . . . . . .      1,200    18,000
   Sigma-Aldrich Corp.. . . . . . . . . . . . . . . .     16,675   475,237
                                                                  ---------
                                                                   517,987
                                                                  ---------
  PHARMACEUTICAL PREPARATIONS - 3.69%
   Mylan Laboratories, Inc. . . . . . . . . . . . . .     27,250   488,797
   Orion-Yhtyma Oyj - B Shares (Finland) (Note 7) . .        630    15,021
   Teva Pharmaceutical Industries Ltd. - ADR (Note 7)      9,825   475,284
                                                                  ---------
                                                                   979,102
                                                                  ---------
  PLASTIC MATERIALS - 1.24%
  Eastman Chemical Co.. . . . . . . . . . . . . . . .      8,550   329,709
                                                                  ---------
                                                                 1,826,798
                                                                  ---------

COMPUTER SERVICES - 1.04%
   PROGRAMMING - 0.05%
    Comptek Research, Inc.* . . . . . . . . . . . . .      1,400    14,350
                                                                  ---------

   SOFTWARE - 0.99%
   J.D. Edwards & Co.*. . . . . . . . . . . . . . . .     10,400   248,950
   MAPICS, Inc* . . . . . . . . . . . . . . . . . . .      1,600    13,600
                                                                  ---------
                                                                   262,550
                                                                  ---------
                                                                   276,900
                                                                  ---------

CRUDE PETROLEUM & NATURAL GAS - 6.01%
Gulf Canada Resources, Ltd - ADR* (Note 7). . . . . .    169,150   666,028
Noble Affiliates, Inc.. . . . . . . . . . . . . . . .         50     1,266
Petroleo Brasileiro SA (Petrobras) - ADR (Note 7) . .     57,175   913,845
Stolt Comex Seaway SA* (Note 7) . . . . . . . . . . .      1,100    11,756
                                                                  ---------
                                                                 1,592,895
                                                                  ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999





                                                        VALUE
                                             SHARES    (NOTE 2)
                                            ---------  ---------
ELECTRONICS & ELECTRICAL EQUIPMENT - 0.03%
The Carbide/Graphite Group, Inc.*. . . . .        975  $  6,825
                                                       ---------

FOOD & KINDRED PRODUCTS - 4.40%
Bestfoods. . . . . . . . . . . . . . . . .      9,600   564,000
Unilever plc - ADR (Note 7). . . . . . . .     16,232   603,628
                                                       ---------
                                                      1,167,628
                                                       ---------

GLASS PRODUCTS - 0.05%
Libbey, Inc. . . . . . . . . . . . . . . .        500    13,250
                                                       ---------

HEALTH SERVICES - 1.37%
Manor Care, Inc* . . . . . . . . . . . . .     23,000   362,250
                                                       ---------

HOLDING COMPANIES - PUBLISHING - 1.39%
Reed International plc - ADR (Note 7). . .     16,000   368,000
                                                       ---------

INDUSTRIAL & COMMERCIAL MACHINERY - 1.29%
Compaq Computer Corp.. . . . . . . . . . .     17,500   332,500
NN Ball & Roller, Inc. . . . . . . . . . .      1,350     8,944
                                                       ---------
                                                        341,444
                                                       ---------

MOTION PICTURE PRODUCTION - 1.59%
News Corp Ltd. - ADR (Note 7). . . . . . .     15,300   421,706
                                                       ---------

PAPER & ALLIED PRODUCTS - 1.79%
International Paper Co.. . . . . . . . . .      8,300   436,787
Smurift-Stone Container Corp.* . . . . . .      1,782    38,536
                                                       ---------
                                                        475,323
                                                       ---------

PRIMARY METAL INDUSTRIES - 0.13%
Intermet Corp. . . . . . . . . . . . . . .        550     5,569
Texas Industries, Inc. . . . . . . . . . .        800    28,650
                                                       ---------
                                                         34,219
                                                       ---------

REFUSE SYSTEMS - 0.04%
Newpark Resources, Inc.* . . . . . . . . .      1,500     9,656
                                                       ---------

RETAIL SPECIALTY STORES - 0.01%
Hancock Fabrics, Inc.. . . . . . . . . . .        825     3,403
                                                       ---------

TECHNICAL INSTRUMENTS & SUPPLIES - 4.72%
Eastman Kodak Co.. . . . . . . . . . . . .     11,125   766,930
Millipore Corp.. . . . . . . . . . . . . .     15,200   484,500
                                                       ---------
                                                       1,251,430
                                                       ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999






                                                   PRINCIPAL        VALUE
                                                 AMOUNT/SHARES    (NOTE 2)
                                                 --------------  -----------
TELECOMMUNICATION SERVICES - 2.88%
Grupo Radio Centro S.A.de C.V. - ADR (Note 7) .           1,300  $    6,094
ProSieben Media AG (Germany) (Note 7) . . . . .             350      14,401
Sinclair Broadcast Group, Inc.* . . . . . . . .           1,600      16,000
Telecomunicacoes Brasileiras
     S.A. (Telebras ) - ADR PFD (Note 7). . . .           9,360     728,910
Telecomunicacoes Brasileiras
    S.A. (Telebras) - ADR (Note 7). . . . . . .           9,310         437
                                                                  ----------
                                                                    765,842
                                                                  ----------

TESTING LABORATORIES - 0.05%
Paradigm Geophysical Ltd.*. . . . . . . . . . .           2,350      12,631
                                                                     -------

TEXTILE MILL PRODUCTS - 0.07%
Albany International Corp. - Class A. . . . . .           1,204      18,286
                                                                     -------

TRANSPORTATION- 5.65%
  RAILROAD - 5.58%
   Burlington Northern Santa Fe Corp. . . . . .          20,400     650,250
   Canadian National Railway Co. - ADR (Note 7)          26,700     814,350
   Genesee & Wyoming, Inc.* . . . . . . . . . .           1,300      15,031
                                                                  ----------
                                                                   1,479,631
                                                                  ----------

  WATER - 0.07%
   Trico Marine Services, Inc.* . . . . . . . .           2,575      17,864
                                                                  ----------
                                                                  1,497,495
                                                                  ----------

TOTAL COMMON STOCK
(Identified Cost $11,658,510) . . . . . . . . .                   11,279,598
                                                                  ----------

U.S. TREASURY SECURITIES - 54.90%
U.S. TREASURY BONDS - 23.89%
   U.S. Treasury Bond, 9.875%, 11/15/2015 . . .  $       20,000      26,637
   U.S. Treasury Bond, 7.250%, 5/15/2016. . . .          45,000      48,502
   U.S. Treasury Bond, 8.750%, 5/15/2017. . . .          40,000      49,313
   U.S. Treasury Bond, 8.750%, 5/15/2020. . . .         365,000     456,706
   U.S. Treasury Bond, 7.250%, 8/15/2022. . . .       1,690,000   1,843,685
   U.S. Treasury Bond, 7.500%, 11/15/2024 . . .       3,315,000   3,750,094
   U.S. Treasury Bond, 6.875%, 8/15/2025. . . .          10,000      10,556
   U.S. Treasury Bond, 6.500%, 11/15/2026 . . .         135,000     136,519
   U.S. Treasury Bond, 5.500%, 8/15/2028. . . .          15,000      13,331
                                                                  ----------

   TOTAL U.S. TREASURY BONDS
   (Identified Cost $6,187,672) . . . . . . . .                    6,335,343
                                                                  ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999




                                              PRINCIPAL       VALUE
                                            AMOUNT/SHARES    (NOTE 2)
                                            --------------  ----------
U.S. TREASURY NOTES - 31.01%
   U.S. Treasury Note, 6.250%, 4/30/2001 .       2,000,000  2,013,750
   U.S. Treasury Note, 6.625%, 7/31/2001 .       3,485,000  3,530,741
   U.S. Treasury Note, 6.625%, 3/31/2002 .          10,000     10,166
   U.S. Treasury Note, 6.250%, 6/30/2002 .         185,000    186,561
   U.S. Treasury Note, 5.875%, 9/30/2002 .       1,275,000  1,274,203
   U.S. Treasury Note, 5.500%, 3/31/2003 .          45,000     44,381
   U.S. Treasury Note, 6.500%, 5/15/2005 .         355,000    361,324
   U.S. Treasury Note, 5.375%, 6/30/2003 .         750,000    735,937
   U.S. Treasury Note, 4.250%, 11/15/2003.          60,000     56,325
   U.S. Treasury Note, 5.250%, 5/15/2004 .          10,000      9,712
                                                            ----------

   TOTAL U.S. TREASURY NOTES
   (Identified Cost $8,271,143). . . . . .                   8,223,100
                                                            ----------


TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $14,458,815) . . . . .                  14,558,443
                                                            ----------

U.S. GOVERNMENT AGENCIES - 0.33%
   MORTGAGE BACKED SECURITIES - 0.20%
   GNMA, Pool #174225, 9.50%, 8/15/2016. .             878        942
   GNMA, Pool #286310, 9.00%, 2/15/2020. .          14,100     14,834
   GNMA, Pool #288873, 9.50%, 8/15/2020. .           2,036      2,184
   GNMA, Pool #385753, 9.00%, 7/15/2024. .          32,140     33,813
                                                            ----------

   TOTAL MORTGAGED BACKED SECURITIES
    (Identified Cost $51,092). . . . . . .                      51,773
                                                            ----------

   OTHER AGENCIES - 0.13%
   Federal National Mortgage Association
      Note, 5.625% 3/15/2001 . . . . . . .          10,000      9,939
   Federal National Mortgage Association
      Note, 5.75% 2/15/2008. . . . . . . .          25,000     23,559
                                                            ----------

   TOTAL OTHER AGENCIES
    (Identified Cost $35,461). . . . . . .                      33,498
                                                            ----------

TOTAL U.S. GOVERNMENT AGENCIES
   (Identified Cost $86,553) . . . . . . .                      85,271
                                                            ----------

SHORT-TERM INVESTMENTS - 1.08%
   Dreyfus Treasury Cash Management Fund
   (Identified Cost $287,042). . . . . . .         287,042    287,042
                                                            ----------


TOTAL INVESTMENTS - 98.85%
   (Identified Cost $26,490,920) . . . . .                 26,210,354

OTHER ASSETS, LESS LIABILITIES - 1.15% . .                    304,823
                                                           ----------

NET ASSETS - 100%. . . . . . . . . . . . .                $26,515,177
                                                           ==========




  *Non-income  producing  security

The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999

FEDERAL  TAX  INFORMATION:

At October 31, 1999, the net unrealized depreciation based on identified cost for federal income tax purposes of $26,568,464 was as follows:

Unrealized appreciation        $  1,076,456

Unrealized depreciation          (1,434,566)
                                 -----------
UNREALIZED DEPRECIATION - NET     ($358,110)
                                 ==========

The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES


OCTOBER  31,  1999



ASSETS:
Investments, at value (identified cost $26,490,920)(Note 2)  $26,210,354
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . .       21,182
Interest receivable . . . . . . . . . . . . . . . . . . . .      322,312
Receivable for securities sold. . . . . . . . . . . . . . .       18,384
Receivable for fund shares sold . . . . . . . . . . . . . .       10,206
Dividends receivable. . . . . . . . . . . . . . . . . . . .        2,641
                                                             ------------


TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .   26,585,079
                                                             ------------


LIABILITIES:

Accrued management fees (Note 3). . . . . . . . . . . . . .       26,946
Accrued directors' fees (Note 3). . . . . . . . . . . . . .        2,117
Transfer agent fees payable (Note 3). . . . . . . . . . . .          541
Payable for securities purchased. . . . . . . . . . . . . .       15,842
Audit fee payable . . . . . . . . . . . . . . . . . . . . .       15,006
Payable for fund shares repurchased . . . . . . . . . . . .        3,560
Other payables and accrued expenses . . . . . . . . . . . .        5,890
                                                             ------------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .       69,902
                                                             ------------

NET ASSETS FOR 2,395,134 SHARES OUTSTANDING . . . . . . . .  $26,515,177
                                                             ============


NET ASSETS CONSIST OF:

Capital stock . . . . . . . . . . . . . . . . . . . . . . .  $    23,952
Additional paid-in-capital. . . . . . . . . . . . . . . . .   25,737,683
Undistributed net investment income . . . . . . . . . . . .      526,915
Accumulated net realized gain on investments. . . . . . . .      507,200
Net unrealized depreciation on investments. . . . . . . . .     (280,573)
                                                             ------------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $26,515,177
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE - CLASS A
   ($26,515,177/2,395,134 shares) . . . . . . . . . . . . .  $     11.07
                                                             ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS


FOR  THE  YEAR  ENDED  OCTOBER  31,  1999


INVESTMENT INCOME:
Interest . . . . . . . . . . . . . . . . . . . . . . . .  $1,148,625
Dividends (net of foreign tax withheld, $15,749) . . . .     232,930
                                                          -----------

Total Investment Income. . . . . . . . . . . . . . . . .   1,381,555
                                                          -----------


EXPENSES:

Management fees (Note 3) . . . . . . . . . . . . . . . .     322,226
Directors' fees (Note 3) . . . . . . . . . . . . . . . .       7,201
Transfer agent fees (Note 3) . . . . . . . . . . . . . .       7,733
Audit fee. . . . . . . . . . . . . . . . . . . . . . . .      17,251
Custodian fee. . . . . . . . . . . . . . . . . . . . . .      16,950
Registration  and filing fees. . . . . . . . . . . . . .      13,352
Miscellaneous. . . . . . . . . . . . . . . . . . . . . .      11,000
                                                          -----------

Total Expenses . . . . . . . . . . . . . . . . . . . . .     395,713

Less Reduction of Expenses (Note 3). . . . . . . . . . .      (9,043)
                                                          -----------

Net Expenses . . . . . . . . . . . . . . . . . . . . . .     386,670
                                                          -----------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . .     994,885
                                                          -----------


REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)
      and other assets . . . . . . . . . . . . . . . . .     588,481
Net change in unrealized depreciation on investments
    and other assets . . . . . . . . . . . . . . . . . .      22,061
                                                          -----------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . .     610,542
                                                          -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . .  $1,605,427
                                                          ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                         FOR THE       FOR THE
                                                        YEAR ENDED    YEAR ENDED
                                                         10/31/99      10/31/98
                                                       ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income . . . . . . . . . . . . . . . .  $   994,885   $   916,188
Net realized gain on investments. . . . . . . . . . .      588,481     1,773,717
Net change in unrealized appreciation on investments.       22,061    (1,033,391)
                                                       ------------  ------------
Net increase from operations. . . . . . . . . . . . .    1,605,427     1,656,514
                                                       ------------  ------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income. . . . . . . . . . . . . .     (970,289)     (693,293)
From net realized gain on investments . . . . . . . .   (1,849,031)   (1,427,315)
                                                       ------------  ------------

Total distributions to shareholders . . . . . . . . .   (2,819,320)   (2,120,608)
                                                       ------------  ------------


CAPITAL STOCK ISSUED AND REPURCHASED:


Net increase (decrease) from capital share
   transactions (Note 5). . . . . . . . . . . . . . .   (4,562,147)   10,824,821
                                                       ------------  ------------


Net increase (decrease) in net assets . . . . . . . .   (5,776,040)   10,360,727


NET ASSETS:

Beginning of year . . . . . . . . . . . . . . . . . .   32,291,217    21,930,490
                                                       ------------  ------------

END OF YEAR (including undistributed net investment
income of $526,915 and $502,925, respectively). . . .  $26,515,177   $32,291,217
                                                       ============  ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                                                 FOR THE
                                             FOR THE     FOR THE     FOR THE       TEN       FOR THE     FOR THE
                                               YEAR        YEAR        YEAR       MONTHS       YEAR        YEAR
                                              ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                             10/31/99    10/31/98    10/31/97    10/31/96    12/31/95    12/31/94
                                            ----------  ----------  ----------  ----------  ----------  ----------

Per share data (for a share outstanding
throughout each period):
NET ASSET VALUE - BEGINNING  OF PERIOD . .  $   11.59   $   11.97   $   11.20   $   10.72   $    9.72   $   10.05
                                            ----------  ----------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income*. . . . . . . . .      0.383       0.357       0.390       0.293       0.342       0.200
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . .      0.217       0.349       1.010       0.307       1.698      (0.280)
                                            ----------  ----------  ----------  ----------  ----------  ----------

Total from investment operations . . . . .      0.600       0.706       1.400       0.600       2.040      (0.080)
                                            ----------  ----------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income. . . . . . .     (0.344)     (0.328)     (0.442)     (0.092)     (0.342)     (0.203)
   In excess of net investment income. . .          -           -           -      (0.005)          -
   From net realized gain on investments .     (0.776)     (0.758)     (0.188)     (0.028)     (0.693)     (0.040)
   In excess of net realized gain on
   Investments . . . . . . . . . . . . . .          -           -           -           -           -      (0.007)
                                            ----------  ----------  ----------  ----------  ----------  ----------

Total distributions to shareholders. . . .     (1.120)     (1.086)     (0.630)     (0.120)     (1.040)     (0.250)
                                            ----------  ----------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD. . . . . .  $   11.07   $   11.59   $   11.97   $   11.20   $   10.72   $    9.72
                                            ==========  ==========  ==========  ==========  ==========  ==========

Total return 1 . . . . . . . . . . . . . .       4.32%       6.29%      13.01%       5.64%      21.08%     (0.80%)

Ratios (to average net assets) /
 Supplemental Data:
    Expenses * . . . . . . . . . . . . . .       1.20%       1.20%       1.20%     1.20%2        1.20%       1.20%
    Net investment income *. . . . . . . .       3.09%       3.25%       3.39%     3.69%2        3.64%       3.40%

Portfolio turnover . . . . . . . . . . . .         45%         60%         50%         85%         72%         45%

NET ASSETS - END OF PERIOD (000'S OMITTED)  $  26,515   $  32,291   $  21,930   $  17,794   $   9,518   $   4,519
                                            ==========  ==========  ==========  ==========  ==========  ==========



*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had 1994 and 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would be as follows:



Net investment income            $0.379   $0.354   $0.385   $0.284   $0.311   $0.124
Ratios (to average net assets):
Expenses                          1.23%    1.23%    1.24%   1.31%2    1.53%    2.50%
Net investment income             3.06%    3.22%    3.35%   3.58%2    3.31%    2.10%



1  Represents  aggregate  total  return  for  the  period  indicated.
2  Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS


1.     ORGANIZATION
Blended Asset Series I (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 1999, 1,550 million shares have been designated in total among 31 series, of which 37.5 million have been designated as Blended Asset Series I Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
     SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost which approximates market value.

     SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses, which cannot be directly attributed, are apportioned among the series in the Fund.

     FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

NOTES  TO  FINANCIAL  STATEMENTS

     DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Series.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

For the year ended October 31, 1999, the Series distributed $620,456 of long-term capital gains.

     FOREIGN  CURRENCY  TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

     OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.     TRANSACTIONS  WITH  AFFILIATES
     The  Series  has  an  investment  advisory  agreement with Manning & Napier
Advisors, Inc., DBA Exeter Asset Management (the "Advisor"), for which the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Series' average daily net assets. The fee amounted to $322,226 for the year ended October 31, 1999.

     Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 1.20% of average daily

NOTES  TO  FINANCIAL  STATEMENTS
net assets each year. Accordingly, the Advisor waived fees of $9,043 for the year ended October 31, 1999, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

     The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $7,733 for the year ended October 31, 1999.

     Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

     The compensation of the non-affiliated Directors totaled $7,201 for the year ended October 31, 1999.

4.     PURCHASES  AND  SALES  OF  SECURITIES
     For the year ended October 31, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $7,803,305 and $11,636,633, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $5,649,612 and $7,199,463, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS
      Transactions in shares of Blended Asset Series I Class A Common Stock were:




              FOR THE YEAR                       FOR THE YEAR
             ENDED 10/31/99                      ENDED 10/31/98
             ---------------                     ----------------
             Shares           Amount            Shares      Amount
             ---------------  ----------------  ----------  ------------
Sold. . . .         724,072   $     8,171,386   1,438,207   $16,430,050
Reinvested.         255,829         2,797,421     187,108     2,098,928
Repurchased      (1,370,353)      (15,530,954)   (671,472)   (7,704,157)
             ---------------  ----------------  ----------  ------------
Net change.        (390,452)      ($4,562,147)    953,843   $10,824,821
             ===============  ================  ==========  ============




6.     FINANCIAL  INSTRUMENTS
The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 1999.

7.     FOREIGN  SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To the Board of Directors and Shareholders of Exeter Fund, Inc. - Blended Asset Series I:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.- Blended Asset Series I (the "Series") at October 31, 1999, and the results of its operations, changes in net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Series as of October 31, 1998 and for the periods then ended, as indicated therein, were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those statements.




PRICEWATERHOUSECOOPERS  LLP
Boston,  Massachusetts
December  3,  1999

OTHER  INFORMATION  (UNAUDITED)


     CHANGE  OF  ACCOUNTANTS
On July 15, 1999, the Fund dismissed Deloitte & Touche LLP ("D&T") as the Fund's independent auditors by action of the Fund's Board of Directors upon the recommendation of the Audit Committee of the Board. D&T's reports of the funds financial statements for the fiscal years ended October 31, 1998 and 1997, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund's financials statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulations S-K under the Securities Exchange Act of 1934, as amended.

On July 15, 1999, the Fund by action of its Board of Directors upon the recommendation of the Audit Committee of the Board engaged PricewaterhouseCoopers ("PwC") as the independent auditors to audit the Fund's financial statements for the fiscal year ending October 31, 1999. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, neither the Fund nor anyone on its behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(a)(iv) of Item 304 of Regulation S-X) or reportable event (as described in paragraph (a)(1)(v) of said Item 304).

Exeter  Fund,  Inc.
Blended  Asset  Series  II
Annual  Report
October  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS

DEAR  SHAREHOLDERS:

The Blended Asset Series II has provided shareholders with solid returns over the past year through October 31, 1999, despite the effects of an unfavorable bond market.

The bond market continued to struggle over the last six months, but steadied a bit more recently. However, with long-term U.S. Treasury bond yields rising by over 100 basis points (1.00%) in the last year, the bond market's negative returns have influenced the returns of the Series over the period. In light of this rising interest rate environment and growing uncertainty regarding the future performance of the economy and corporate earnings, the Series has withstood this recent volatility well. This performance is a result of the portfolio's approximately 27% weighting in foreign stocks, gains achieved in the oil service sector, and several well-positioned technology stocks.

The risk in the U.S. stock market continues to build. Rising energy prices and tight labor markets are two of the factors that are forcing costs to go up in a number of industries this year. With costs rising and most companies lacking true pricing power, the inevitable result is a margin squeeze. Add to that the impact of rising interest rates and the result is likely to be a difficult environment for high valuation (e.g., high price-to-earnings ratio) stocks. Given this environment, we have continued with our current focus on stocks with lower valuations, which we believe positions the portfolio well for the future. Likewise, in an effort to protect the portfolio from almost certain earnings disappointments being experienced broadly in the U.S., we have maintained a focus on companies with strong strategic positioning in their industry and/or industries near the bottom of their supply/demand cycles. Finally, we continue to maintain our bias towards extremely high quality bonds to avoid credit quality deterioration as the economy slows from its extended period of high growth.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT

<graphic>
<pie  chart>

Data  for  pie  chart  to  follow:

Asset  Allocation  -  As  of  10/31/99
Stocks  -  58%
Bonds  -  40%
Cash,  equivalents,  and  other  assets,  less  liabilities  -  2%

PERFORMANCE  UPDATE  AS  OF  OCTOBER  31,  1999


Exeter  Fund,  Inc.  -  Blended  Asset  Series  II



                               Total Return
Through.    Growth of $10,000                Average
10/31/99    Investment         Cumulative    Annual

One Year    $11,046             10.46%        10.46%
Five Year   $19,224             92.24%        13.96%
Inception 1 $19,824             98.24%        11.96%




50-50  Blended  Index



                               Total Return
Through.    Growth of $10,000                Average
10/31/99    Investment         Cumulative    Annual

One Year    $11,266             12.66%        12.66%
Five Year   $21,849            118.49%        16.91%
Inception 1 $21,996            119.96%        13.90%





Merrill  Lynch  Corporate/Government  Bond  Index



                               Total Return
Through.    Growth of $10,000                Average
10/31/99    Investment         Cumulative    Annual

One Year    $ 9,926              -0.74%       -0.74%
Five Year   $14,586              45.86%        7.84%
Inception 1 $13,871              38.71%        5.55%




Exeter Fund, Inc. - Blended Asset Series II from its inception (10/12/93) to present (10/31/99) as compared to the Lehman Brothers Intermediate Bond Index Merrill Lunch Corporate/Government Bond Index
and  a  50-50  Blended  Index.  2


<GRAPHIC>
<LINE  CHART>

Data  for  line  chart  to  follow:



                     Exeter Fund, Inc.        50-50 Blended             Merrill Lynch Corporate/
Date. . . . . . . .  Blended Asset Series II  Index                     Government Bond Index
10/12/1993           10,000                   10,000                    10,000
12/31/1993            9,982                   10,056                     9,883
12/31/1994           10,333                    9,978                     9,561
12/31/1995           13,707                   12,743                    11,383
10/31/1996           15,078                   13,978                    11,625
10/31/1997           18,047                   16,832                    12,666
10/31/1998           17,947                   19,525                    13,975
10/31/1999           19,824                   21,996                    13,871



1 Performance numbers for the Fund and Indices are calculated from October 12, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

2 The 50-50 Blended Index is 50% Standard & Poor's (S&P) 500 Total Return Index and 50% Lehman Brothers Aggregate Bond Index. The S&P
500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Lehman Brothers Aggregate Bond Index is a market value weighted measure of approximately 5,500 corporate, government, and mortgage backed securities. The Index is comprised of investment grade securities with maturities greater than one year. The Merrill Lynch Corporate/ Government Bond Index is comprised of approximately 4,500 investment grade corporate and government securities with maturities greater than one year. The Indices returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999




                                                                 VALUE
                                                     SHARES     (NOTE 2)
                                                    ---------  -----------
COMMON STOCK - 58.20%
AGRICULTURAL PRODUCTION - 0.04%
Sylvan, Inc.*. . . . . . . . . . . . . . . . . . .      2,400  $   23,400
                                                               -----------

APPAREL - 2.14%
Adidas-Salomon AG (Germany) (Note 7) . . . . . . .     18,800   1,383,421
Novel Denim Holdings Ltd.* (Note 7). . . . . . . .      2,400      12,150
                                                               -----------
                                                                1,395,571
                                                               -----------

BUSINESS SERVICES - 1.73%
National Data Corp.. . . . . . . . . . . . . . . .     47,050   1,129,200
                                                               -----------

CHEMICAL & ALLIED PRODUCTS - 9.20%
    BIOLOGICAL PRODUCTS - 2.16%
    Cypress Bioscience, Inc.*. . . . . . . . . . .     23,000      51,750
    PathoGenesis Corp.*. . . . . . . . . . . . . .      4,100      61,500
    Sigma-Aldrich Corp.. . . . . . . . . . . . . .     45,400   1,293,900
                                                               -----------
                                                                1,407,150
                                                               -----------

    PHARMACEUTICAL PREPARATIONS - 5.14%
    Mylan Laboratories, Inc. . . . . . . . . . . .     76,900   1,379,394
    Orion-Yhtyma Oyi - B Shares (Finland) (Note 7)      2,320      55,316
    Teva Pharmaceutical Industries Ltd. - ADR
    (Note 7) . . . . . . . . . . . . . . . . . . .     39,650   1,918,069
                                                               -----------
                                                                3,352,779
                                                               -----------

    PLASTIC MATERIALS - 1.90%
    Eastman Chemical Co. . . . . . . . . . . . . .     32,100   1,237,856
                                                               -----------
                                                                5,997,785
                                                                ----------

CRUDE PETROLEUM & NATURAL GAS - 7.11%
Gulf Canada Resources Ltd. - ADR* (Note 7) . . . .    376,800   1,483,650
Noble Affiliates, Inc. . . . . . . . . . . . . . .     21,200     536,625
Petroleo Brasileiro S.A. (Petrobras) -
    ADR (Note 7) . . . . . . . . . . . . . . . . .    161,450   2,580,504
Stolt Comex Seaway, S.A.* (Note 7) . . . . . . . .      3,400      36,338
                                                               -----------
                                                                4,637,117
                                                               -----------

DIAMONDS - 1.80%
De Beers Consolidated Mines - ADR (Note 7) . . . .     43,470   1,176,406
                                                               -----------

ELECTRONICS & ELECTRICAL EQUIPMENT - 0.02%
The Carbide/Graphite Group, Inc.*. . . . . . . . .      1,900      13,300
                                                               -----------

FOOD & KINDRED PRODUCTS - 5.37%
Bestfoods. . . . . . . . . . . . . . . . . . . . .     27,300   1,603,875
Unilever plc - ADR (Note 7). . . . . . . . . . . .     50,982   1,895,893
                                                               -----------
                                                                3,499,768
                                                               -----------

GLASS PRODUCTS - 0.06%
Libbey, Inc. . . . . . . . . . . . . . . . . . . .      1,400      37,100
                                                               -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999




                                                           VALUE
                                              SHARES      (NOTE 2)
                                            ----------  ------------
HEALTH SERVICES - 1.97%
Manor Care, Inc.*. . . . . . . . . . . . .      81,500  $ 1,283,625
                                                        ------------

HOLDING COMPANIES - PUBLISHING - 1.65%
Reed International plc - ADR (Note 7). . .      46,800    1,076,400
                                                        ------------

INDUSTRIAL & COMMERCIAL MACHINERY - 3.33 %
Baker Hughes, Inc. . . . . . . . . . . . .      37,300    1,042,069
Compaq Computer Corp.. . . . . . . . . . .      57,500    1,092,500
NN Ball & Roller, Inc. . . . . . . . . . .       5,425       35,941
                                                        ------------
                                                          2,170,510
                                                         -----------
MOTION PICTURE PRODUCTION  - 2.15%
News Corp Ltd. - ADR (Note 7). . . . . . .      50,900    1,402,931
                                                        ------------

PAPER & ALLIED PRODUCTS - 3.94%
International Paper Co.. . . . . . . . . .      27,800    1,462,975
Kimberly-Clark Corp. . . . . . . . . . . .      16,300   1,028,9378
Smurfit-Stone Container Corp.* . . . . . .       3,564       77,072
                                                        ------------
                                                         2,568,9845
                                                        ------------

PRIMARY METAL INDUSTRIES - 0.16%
Intermet Corp. . . . . . . . . . . . . . .       1,875       18,984
Texas Industries, Inc. . . . . . . . . . .       2,400       85,950
                                                          ----------
                                                            104,934
                                                          ----------

REFUSE SYSTEMS - 0.03%
Newpark Resources, Inc.* . . . . . . . . .       3,400      21,8878
                                                        ------------

RETAIL SPECIALTY STORES - 0.01%
Hancock Fabrics, Inc.. . . . . . . . . . .       2,275        9,384
                                                        ------------

SOFTWARE - 0.86%
J.D. Edwards & Co.*. . . . . . . . . . . .      21,600      517,050
MAPICS, Inc.*. . . . . . . . . . . . . . .       5,300       45,050
                                                          ----------
                                                            562,100
                                                          ----------

TECHNICAL INSTRUMENTS & SUPPLIES - 7.02%
Eastman Kodak Co.. . . . . . . . . . . . .      50,425    3,476,173
Millipore Corp.. . . . . . . . . . . . . .      34,575    1,102,078
                                                        ------------
                                                          4,578,251
                                                        ------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999





                                                     PRINCIPAL        VALUE
                                                  AMOUNT//SHARES    (NOTE 2)
                                                  ---------------  -----------
TELECOMMUNICATION SERVICES -3.21%
Grupo Radio Centro S.A. de C.V. - ADR (Note 7) .            4,000  $   18,750
ProSieben Media AG (Germany) (Note 7). . . . . .            1,100      45,259
Sinclair Broadcast Group, Inc.*. . . . . . . . .            4,800      48,800
Telecomunicacoes Brasileiras S.A. (Telebras) -
    ADR  PFD (Note 7). . . . . . . . . . . . . .           25,465   1,983,087
Telecomunicacoes Brasileiras S.A. (Telebras) -
    ADR (Note 7) . . . . . . . . . . . . . . . .           25,465       1,194
                                                                   -----------
                                                                    2,096,290
                                                                   -----------

TESTING LABORATORIES - 0.04%
Paradigm Geophysical Ltd.* . . . . . . . . . . .            4,500      24,188
                                                                   -----------

TEXTILE MILL PRODUCTS - 0.06%
Albany International Corp. - Class A . . . . . .            2,393      36,344
                                                                   -----------

TRANSPORTATION  - 6.30%
    RAILROAD - 6.24%
    Burlington Northern Santa Fe Corp. . . . . .           45,600   1,453,500
    Canadian National Railway Co. - ADR (Note 7)           84,300   2,571,150
    Genesee & Wyoming, Inc.* . . . . . . . . . .            3,900      45,094
                                                                   -----------
                                                                    4,069,744
                                                                   -----------

    WATER - 0.06%
    Trico Marine Services, Inc.* . . . . . . . .            5,600      38,850
                                                                   -----------
                                                                    4,108,594
                                                                   -----------

TOTAL COMMON STOCK
(Identified Cost $39,950,923). . . . . . . . . .                   37,954,069
                                                                  ------------

U.S. TREASURY SECURITIES - 39.00%

U.S. TREASURY BONDS - 21.27%
U.S. Treasury Bond, 7.25%, 8/15/2022 . . . . . .  $       280,000     305,463
U.S. Treasury Bond, 7.50%, 11/15/2024. . . . . .        2,325,000   2,630,156
U.S. Treasury Bond, 6.875%, 8/15/2025. . . . . .        6,230,000   6,576,544
U.S. Treasury Bond, 6.50%, 11/15/2026. . . . . .          440,000     444,950
U.S. Treasury Bond, 5.50%, 8/15/2028 . . . . . .        4,400,000   3,910,500
                                                                   -----------

TOTAL U.S. TREASURY BONDS
   (Identified Cost $13,497,279) . . . . . . . .                   13,867,613
                                                                  ------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999





                                          PRINCIPAL        VALUE
                                        AMOUNT/SHARES    (NOTE 2)
                                        --------------  -----------
U.S. TREASURY NOTES - 17.73%
U.S. Treasury Note, 5.50%, 3/31/2003 .  $    1,510,000  $1,489,237
U.S. Treasury Note, 5.375%, 6/30/2003.         130,000     127,563
U.S. Treasury Note, 4.25%, 11/15/2003.       6,410,000   6,017,388
U.S. Treasury Note, 4.75%, 2/15/2004 .       4,000,000   3,817,500
U.S. Treasury Note, 6.50%, 5/15/2005 .         105,000     106,870
                                                        -----------

TOTAL U.S. TREASURY NOTES
   (Identified Cost $11,993,829) . . .                  11,558,558
                                                      ------------

TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $25,491,108) . . .                 25,426,171
                                                      ------------

U.S. GOVERNMENT AGENCIES - 0.51%
Federal National Mortgage Association
   Note, 5.25%, 1/15/2003. . . . . . .         165,000     159,860
Federal National Mortgage Association
   Note, 5.75%, 2/15/2008. . . . . . .         185,000     174,335
                                                        -----------

TOTAL U.S. GOVERNMENT AGENCIES
   (Identified Cost $351,033). . . . .                     334,195
                                                        -----------

SHORT-TERM INVESTMENTS - 0.93%
Dreyfus Treasury Cash Management Fund
 (Identified Cost $603,891). . . . . .         603,891     603,891
                                                        -----------

TOTAL INVESTMENTS - 98.64%
   (Identified Cost $66,396,995) . . .                  64,318,326

OTHER ASSETS, LESS LIABILITIES - 1.36%                     886,420
                                                       ------------

NET ASSETS - 100%. . . . . . . . . . .               $   65,204,746
                                                     ==============




*Non-income  producing  security

FEDERAL  TAX  INFORMATION:

At October 31, 1999, the net unrealized depreciation based on identified cost for federal income tax purposes of $66,590,274 was as follows:


Unrealized appreciation              $2,667,875
Unrealized depreciation             (4,939,823)
                                    -----------

 UNREALIZED DEPRECIATION - NET     ($2,271,948)
                                   ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES





OCTOBER 31, 1999

ASSETS:
Investments, at value (identified cost $66,396,955)(Note 2)  $64,318,326
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . .       50,516
Receivable for securities sold. . . . . . . . . . . . . . .      633,825
Interest receivable . . . . . . . . . . . . . . . . . . . .      423,857
Receivable for fund shares sold . . . . . . . . . . . . . .       16,022
Dividends receivable. . . . . . . . . . . . . . . . . . . .       11,501
                                                             ------------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .   65,454,047
                                                             ------------

LIABILITIES:

Accrued management fees (Note 3). . . . . . . . . . . . . .          725
Accrued directors' fees (Note 3). . . . . . . . . . . . . .        2,117
Transfer agent fees payable (Note 3). . . . . . . . . . . .           41
Payable for fund shares repurchased . . . . . . . . . . . .      178,875
Payable for securities purchased. . . . . . . . . . . . . .       47,525
Audit fee payable . . . . . . . . . . . . . . . . . . . . .       11,446
Other payables and accrued expenses . . . . . . . . . . . .        8,572
                                                             ------------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .      249,301
                                                             ------------

NET ASSETS FOR 5,117,865 SHARES OUTSTANDING . . . . . . . .  $65,204,746
                                                             ============


NET ASSETS CONSIST OF:

Capital stock . . . . . . . . . . . . . . . . . . . . . . .  $    51,179
Additional paid-in-capital. . . . . . . . . . . . . . . . .   63,110,535
Undistributed net investment income . . . . . . . . . . . .      873,829
Accumulated net realized gain on investments. . . . . . . .    3,247,854
Net unrealized depreciation on investments. . . . . . . . .   (2,078,651)
                                                             ------------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $65,204,746
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE - CLASS A
   ($65,204,746/5,117,865 shares) . . . . . . . . . . . . .  $     12.74
                                                             ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS





FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,759,179
Dividends (net of foreign taxes withheld, $49,221) . . . . . . . . . . . .     769,604
                                                                            ----------

Total Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . .   2,528,783
                                                                            ----------

EXPENSES:

Management fees (Note 3) . . . . . . . . . . . . . . . . . . . . . . . . .     704,085
Directors' fees (Note 3) . . . . . . . . . . . . . . . . . . . . . . . . .       7,201
Transfer Agent fees (Note 3) . . . . . . . . . . . . . . . . . . . . . . .      16,898
Custodian fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      27,498
Audit fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      19,631
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      37,222
                                                                            ----------

Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     812,535
                                                                            ----------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . . . . . . . . .   1,716,248
                                                                            ----------



REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS:

Net realized gain on investments (identified cost basis) and other assets.   3,482,912
Net change in unrealized appreciation on investments and other assets. . .   1,892,935
                                                                            ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS. . . . . . . . . . . . . .   5,375,847
                                                                            ----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $7,092,095
                                                                            ==========








The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS





                                                         FOR THE       FOR THE
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                         10/31/99      10/31/98
                                                       ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income . . . . . . . . . . . . . . . .  $ 1,716,248   $ 1,552,087
Net realized gain on investments. . . . . . . . . . .    3,482,912     3,960,798
Net change in unrealized appreciation on investments.    1,892,935    (6,481,268)
                                                       ------------  ------------

NET INCREASE (DECREASE) FROM OPERATIONS . . . . . . .    7,092,095      (968,383)
                                                       ------------  ------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income. . . . . . . . . . . . . .   (1,640,967)   (1,191,632)
From net realized gain on investments . . . . . . . .   (4,195,324)   (6,231,121)
                                                       ------------  ------------

Total distributions to shareholders . . . . . . . . .   (5,836,291)   (7,422,753)
                                                       ------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase (decrease) from capital
   share transactions (Note 5). . . . . . . . . . . .   (2,024,080)   23,441,792
                                                       ------------  ------------

Net increase (decrease) in net assets . . . . . . . .     (768,276)   15,050,656

NET ASSETS:

Beginning of year . . . . . . . . . . . . . . . . . .   65,973,022    50,922,366
                                                       ------------  ------------

END OF YEAR (including undistributed net investment
   income of $873,829 and $798,686, respectively) . .  $65,204,746   $65,973,022
                                                       ============  ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                       FOR THE     FOR THE     FOR THE       TEN       FOR THE     FOR THE
                                                         YEAR        YEAR        YEAR       MONTHS       YEAR        YEAR
                                                        ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                       10/31/99    10/31/98    10/31/97    10/31/96    12/31/95    12/31/94
                                                      ----------  ----------  ----------  ----------  ----------  ----------

Per share data (for a share outstanding
throughout each period):
NET ASSET VALUE - BEGINNING OF PERIOD. . . . . . . .  $   12.60   $   14.69   $   13.04   $   11.95   $   10.12   $    9.98
                                                      ----------  ----------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income . . . . . . . . . . . . . .      0.326       0.312       0.325      0.227*      0.238*      0.108*
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . . .      0.920      (0.385)      2.130       0.963       3.052       0.243
                                                      ----------  ----------  ----------  ----------  ----------  ----------

Total from investment operations . . . . . . . . . .      1.246      (0.073)      2.455       1.190       3.290       0.351
                                                      ----------  ----------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income. . . . . . . . . . . .     (0.308)     (0.286)     (0.393)     (0.040)     (0.237)     (0.119)
   From net realized gain on investments . . . . . .     (0.798)     (1.731)     (0.412)     (0.060)     (1.223)     (0.092)
                                                      ----------  ----------  ----------  ----------  ----------  ----------

Total distributions to shareholders. . . . . . . . .     (1.106)     (2.017)     (0.805)     (0.100)     (1.460)     (0.211)
                                                      ----------  ----------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD. . . . . . . . . . .  $   12.74   $   12.60   $   14.69   $   13.04   $   11.95   $   10.12
                                                      ==========  ==========  ==========  ==========  ==========  ==========

Total return1. . . . . . . . . . . . . . . . . . . .      10.46%     (0.56%)      19.69%      10.01%      32.64%       3.52%

Ratios (to average net assets) / Supplemental Data:
    Expenses . . . . . . . . . . . . . . . . . . . .       1.15%       1.15%       1.15%    1.20%2*      1.20%*      1.20%*
    Net investment income. . . . . . . . . . . . . .       2.44%       2.45%       2.45%    2.51%2*      2.53%*      2.12%*

Portfolio turnover . . . . . . . . . . . . . . . . .         78%         61%         63%         57%         63%         19%

NET ASSETS - END OF PERIOD
 (000's omitted) . . . . . . . . . . . . . . . . . .  $  65,205   $  65,973   $  50,922   $  32,999   $  20,519   $   7,214
                                                      ==========  ==========  ==========  ==========  ==========  ==========



* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the series and had 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:



Net investment income . . . . .  N/A  N/A  N/A  $ 0.225  $0.226   $0.051
Ratios (to average net assets):
   Expenses . . . . . . . . . .  N/A  N/A  N/A   1.22%2    1.33%    2.31%
   Net investment income. . . .  N/A  N/A  N/A   2.49%2    2.40%    1.01%



1     Represents  aggregate  total  return  for  the  period  indicated.
2     Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS

1.     ORGANIZATION
Blended Asset Series II (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 1999, 1,550 million shares have been designated in total among 31 series, of which 37.5 million have been designated as Blended Asset Series II Class A Common Stock.


2.     SIGNIFICANT  ACCOUNTING  POLICIES
SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

NOTES  TO  FINANCIAL  STATEMENTS

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Series.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

For the year ended October 31, 1999, the Series distributed $1,738,288 of long-term capital gains.

FOREIGN  CURRENCY  TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.     TRANSACTIONS  WITH  AFFILIATES
The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc., DBA Exeter Asset Management (the "Advisor"), for which the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Series' average daily net assets. The fee amounted to $704,085 for the year ended October 31, 1999.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

NOTES  TO  FINANCIAL  STATEMENTS

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $16,898 for the year ended October 31, 1999.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The compensation of the non-affiliated Directors totaled $7,201 for the year ended October 31, 1999.

4.     PURCHASES  AND  SALES  OF  SECURITIES
For the year ended October 31, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $32,562,782 and $38,276,479, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $18,651,885 and $16,730,758, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares  of  Blended Asset Series II Class A Common Stock were:




               FOR THE                        FOR THE
             YEAR ENDED                      YEAR ENDED
              10/31/99                       10/31/98
             -----------                     -------------
              Shares       Amount        Shares         Amount
             -----------  -----------    -----------  ----------
Sold. . . .   1,929,179   $ 24,742,814   2,076,628   $ 27,526,886
Reinvested.     479,972      5,789,528     579,237      7,393,436
Repurchased  (2,526,247)   (32,556,422)   (887,579)   (11,478,530)
             -----------  -------------  ----------  -------------
Net change.    (117,096)  $ (2,024,080)  1,768,286   $ 23,441,792
             ===========  =============  ==========  =============




6.     FINANCIAL  INSTRUMENTS
The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 1999.

7.     FOREIGN  SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To the Board of Directors and Shareholders of Exeter Fund, Inc. - Blended Asset Series II:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.- Blended Asset Series II (the "Series") at October 31, 1999, and the results of its operations, changes in net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Series as of October 31, 1998 and for the periods then ended, as indicated therein, were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those statements.




PRICEWATERHOUSECOOPERS  LLP
Boston,  Massachusetts
December  3,  1999

OTHER  INFORMATION  (UNAUDITED)

CHANGE  OF  ACCOUNTANTS
On July 15, 1999, the Fund dismissed Deloitte & Touche LLP ("D&T") as the Fund's independent auditors by action of the Fund's Board of Directors upon the recommendation of the Audit Committee of the Board. D&T's reports of the funds financial statements for the fiscal years ended October 31, 1998 and 1997, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund's financials statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulations S-K under the Securities Exchange Act of 1934, as amended.

On July 15, 1999, the Fund by action of its Board of Directors upon the recommendation of the Audit Committee of the Board engaged PricewaterhouseCoopers ("PwC") as the independent auditors to audit the Fund's financial statements for the fiscal year ending October 31, 1999. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, neither the Fund nor anyone on its behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(a)(iv) of Item 304 of Regulation S-X) or reportable event (as described in paragraph (a)(1)(v) of said Item 304).

Exeter  Fund,  Inc.
Maximum  Horizon  Series
Annual  Report
October  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS

DEAR  SHAREHOLDERS:

The Maximum Horizon Series has provided shareholders with strong returns over the past year through October 31, 1999, while remaining focused on attractively valued domestic and foreign stocks.

The U.S. markets have been anything but stable over the last six months, with peaks and valleys reflecting growing uncertainty regarding the future performance of the economy and corporate earnings. While stocks rose broadly earlier this year and relatively undervalued sectors improved, the third quarter experienced almost exactly the opposite with negative returns across most sectors of the U.S. equity market. The Series has withstood this recent volatility well, as a result of the portfolio's approximately 32% weighting in foreign stocks, gains achieved in the oil service sector, and several well-positioned technology stocks.

We believe the risk in the U.S. stock market continues to build. Rising energy prices and tight labor markets are two of the factors that are forcing costs to go up in a number of industries this year. With costs rising and most companies lacking true pricing power, the inevitable result is a margin squeeze. Add to that the impact of rising interest rates and the result is likely to be a difficult environment for high valuation (e.g., high price-to-earnings ratio) stocks. Given this environment, we have continued with our current focus on stocks with lower valuations, which we believe positions the portfolio well for the future. Likewise, in an effort to protect the portfolio from almost certain earnings disappointments being experienced broadly in the U.S., we have maintained a focus on companies with strong strategic positioning in their industry and/or industries near the bottom of their supply/demand cycles.

As has been the case over the past year, general overvaluation in U.S. large cap and Internet stocks is still a major concern. Not only have stock prices risen much faster than the actual economic value of the corresponding companies, but also the growth in economic value has often been based more on one-time events rather than on the actual long-term performance of those companies. In response, we have continued to look toward strengthening foreign markets to provide a way to offset an overvalued domestic market, and we also seek specific undervalued domestic stocks to improve the possibility of swift recovery in an otherwise tumultuous market environment.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,

EXETER  ASSET  MANAGEMENT


<graphic>
<pie  chart>

Data  for  pie  chart  to  follow:

Stocks  -  91%
Bonds  -  5%
Cash,  equivalents,  and  other  assets,  less  liabilities  -  4%

PERFORMANCE  UPDATE  AS  OF  OCTOBER  31,  1999

Exeter  Fund,  Inc.  -  Maximum  Horizon  Series




                               Total Return
Through     Growth of $10,000               Average
10/31/99    Investment         Cumulative   Annual
One Year    $12,634            26.34%        26.34%
Inception 1 $17,345            73.45%        14.75%




Standard  &  Poor's  500  Total  Return  Index




                               Total Return
Through     Growth of $10,000                Average
10/31/99    Investment         Cumulative    Annual
One Year    $12,566             25.66%        25.66%
Inception 1 $25,127            151.27%        25.88%




Value  Line  Index




                               Total Return
Through     Growth of $10,000               Average
10/31/99    Investment         Cumulative   Annual
One Year    $10,153             1.53%        1.53%
Inception 1 $13,001            30.01%        6.78%




The value of a $10,000 investment in the Exeter Fund, Inc. - Maximum Horizon Series from its inception (11/1/95) to present (10/31/99) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Value Line Index. 2


<graphic>
<line  chart>

Data  for  line  chart  to  follow:



            Exeter Fund, Inc.       Standard & Poor's 500
Date . . .  Maximum Horizon Series  Total Return Index     Value Line Index
11/01/1995                  10,000                 10,000            10,000
10/31/1996                  11,521                 12,408            11,198
10/31/1997                  14,604                 16,392            13,998
10/31/1998                  13,730                 19,996            12,805
10/31/1999                  17,345                 25,127            13,001




1  The  Fund  and  Index  performance  are calculated from November 1, 1995, the
Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

2 The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of approximately 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Index returns assume reinvestment of income and, unlike Fund returns, does not reflect any fees or expenses. The Value Line Index is an unmanaged index that consists of approximately 1700 securities that are traded on the New York Stock Exchange, the NASDAQ Stock Market, and the American Stock Exchange. The Index returns are based on a geometric average of relative price changes of the component stocks and does not include income, and unlike Fund returns, does not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999



                                                                     VALUE
                                                          SHARES     (NOTE 2)
                                                         ---------  -----------
COMMON STOCK - 91.41%
AGRICULTURAL PRODUCTION - 0.06%
Sylvan, Inc.* . . . . . . . . . . . . . . . . . . . . .      1,325  $   12,919
                                                                    -----------

APPAREL - 2.84%
Adidas - Solomon AG (Germany) (Note 7). . . . . . . . .      8,200     603,407
Novel Denim Holdings Ltd.*. . . . . . . . . . . . . . .      1,300       6,581
                                                                    -----------
                                                                       609,988
                                                                    -----------
BUSINESS SERVICES - 2.42%
National Data Corp. . . . . . . . . . . . . . . . . . .     21,700     520,800
                                                                    -----------

CHEMICAL & ALLIED PRODUCTS - 12.53%
   BIOLOGICAL PRODUCTS - 3.09%
   Cypress Bioscience, Inc.*. . . . . . . . . . . . . .     12,000      27,000
   PathoGenesis Corp.*. . . . . . . . . . . . . . . . .      2,200      33,000
   Sigma-Aldrich Corp.. . . . . . . . . . . . . . . . .     21,200     604,200
                                                                    -----------
                                                                       664,200
                                                                    -----------

   PHARMACEUTICAL PREPARATIONS - 7.90%
   Celltech Chiroscience plc* (United Kingdom) (Note 7)     69,900     523,120
   Mylan Laboratories, Inc. . . . . . . . . . . . . . .     38,600     692,388
   Orion-Yhtyma Oyj - B Shares (Finland) (Note 7) . . .        700      16,690
   Teva Pharmaceutical Industries Ltd. - ADR (Note 7) .      9,650     466,819
                                                                    -----------
                                                                     1,699,017
                                                                    -----------
   PLASTIC MATERIALS - 1.54%
   Eastman Chemical Co. . . . . . . . . . . . . . . . .      8,575     330,673
                                                                    -----------
                                                                     2,693,890
                                                                    -----------

COMPUTER SERVICES - 13.85%
   PROGRAMMING - 0.11%
   Comptek Research, Inc.*. . . . . . . . . . . . . . .      2,400      24,600
                                                                    -----------

   SOFTWARE - 13.74%
   Computer Associates International, Inc.* . . . . . .     20,025   1,131,413
   J.D. Edwards & Co.*. . . . . . . . . . . . . . . . .     41,900   1,002,981
   MAPICS, Inc.*. . . . . . . . . . . . . . . . . . . .      2,700      22,950
   Oracle Corp.*. . . . . . . . . . . . . . . . . . . .     16,800     799,050
                                                                    -----------
                                                                     2,956,394
                                                                    -----------
                                                                     2,980,994
                                                                    -----------




The  accompanying  notes  are  an  integral  part  of  the financial statements.
3

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999



                                                                 VALUE
                                                     SHARES     (NOTE 2)
                                                    ---------  -----------
CRUDE PETROLEUM & NATURAL GAS - 7.18%
Gulf Canada Resources Ltd. - ADR* (Note 7) . . . .    135,200  $  532,350
Noble Affiliates, Inc. . . . . . . . . . . . . . .      6,150     155,672
Petroleo Brasileiro S.A. (Petrobras) -ADR (Note 7)     52,325     836,326
Stolt Comex Seaway, SA* (Note 7) . . . . . . . . .      1,900      20,306
                                                               -----------
                                                                1,544,654
                                                               -----------

DIAMONDS - 1.01%
De Beers Consolidated Mines - ADR (Note 7) . . . .      8,045     217,718
                                                               -----------

ELECTRONICS & ELECTRICAL EQUIPMENT - 0.03%
The Carbide/Graphite Group, Inc.*. . . . . . . . .      1,050       7,350
                                                               -----------

FOOD & BEVERAGES - 7.64%
Bestfoods. . . . . . . . . . . . . . . . . . . . .     19,000   1,116,250
Unilever plc - ADR (Note 7). . . . . . . . . . . .     14,196     527,914
                                                               -----------
                                                                1,644,164
                                                               -----------

GLASS PRODUCTS - 0.04%
Libbey, Inc. . . . . . . . . . . . . . . . . . . .        300       7,950
                                                               -----------

HEALTH SERVICES  - 1.93%
Manor Care, Inc.*. . . . . . . . . . . . . . . . .     26,300     414,225
                                                               -----------

HOLDING COMPANIES - PUBLISHING - 2.32%
Reed International plc - ADR (Note 7). . . . . . .     21,700     499,100
                                                               -----------

INDUSTRIAL & COMMERCIAL MACHINERY - 3.68%
Baker Hughes, Inc. . . . . . . . . . . . . . . . .     12,000     335,250
Compaq Computer Corp . . . . . . . . . . . . . . .     23,200     440,800
NN Ball & Roller, Inc. . . . . . . . . . . . . . .      2,375      15,734
                                                               -----------
                                                                  791,784
                                                               -----------

MOTION PICTURE PRODUCTION - 2.93%
News Corp Ltd. - ADR (Note 7). . . . . . . . . . .     22,900     631,181
                                                               -----------

PAPER & ALLIED PRODUCTS - 11.45%
Aracruz Celulose S.A. - ADR (Note 7) . . . . . . .     27,950     572,975
Fort James Corp. . . . . . . . . . . . . . . . . .     13,200     347,325
International Paper Co.. . . . . . . . . . . . . .     13,800     726,225
Kimberly-Clark Corp. . . . . . . . . . . . . . . .     12,275     774,859
Smurfit-Stone Container Corp.* . . . . . . . . . .      1,905      41,196
                                                               -----------
                                                                2,462,580
                                                               -----------
PRIMARY METAL INDUSTRIES - 0.26%
Intermet Corp. . . . . . . . . . . . . . . . . . .        950       9,619
Texas Industries, Inc. . . . . . . . . . . . . . .      1,300      46,556
                                                               -----------
                                                                   56,175
                                                               -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
4

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999




                                                 SHARES/PRINCIPAL     VALUE
                                                      AMOUNT         (NOTE 2)
                                                 -----------------  ----------
REFUSE SYSTEMS - 0.05%
Newpark Resources, Inc.*. . . . . . . . . . . .              1,625    $10,461
                                                                    ----------

RESTAURANTS - 3.68%
McDonald's Corp.. . . . . . . . . . . . . . . .             19,170    790,762
                                                                    ----------

RETAIL SPECIALTY STORES - 0.03%
Hancock Fabrics, Inc. . . . . . . . . . . . . .              1,725      7,116
                                                                    ----------

TECHNICAL INSTRUMENTS & SUPPLIES - 7.40%
Eastman Kodak Co. . . . . . . . . . . . . . . .             17,840  1,229,845
Millipore Corp. . . . . . . . . . . . . . . . .             11,375    362,578
                                                                    ----------
                                                                    1,592,423
                                                                   -----------
TELECOMMUNICATION SERVICES - 3.23%
Grupo Radio Centro S.A. de C.V. - ADR (Note 7).              2,200     10,313
ProSieben Media AG (Germany) (Note 7) . . . . .                600     24,687
Sinclair Broadcast Group, Inc.* . . . . . . . .              2,600     26,000
Telecomunicacoes Brasileiras S.A. (Telebras) -
   ADR PFD (Note 7) . . . . . . . . . . . . . .              8,125    632,734
Telecomunicacoes Brasileiras S.A. (Telebras) -
   ADR (Note 7) . . . . . . . . . . . . . . . .              8,275        388
                                                                    ----------
                                                                      694,122
                                                                    ----------

TESTING LABORATORIES - 0.06%
Paradigm Geophysical Ltd.*. . . . . . . . . . .              2,525     13,572
                                                                    ----------

TEXTILE MILL PRODUCTS - 0.09%
Albany International Corp. - Class A. . . . . .              1,285     19,516
                                                                    ----------

TRANSPORTATION - 6.70%
   RAILROAD - 6.62%
   Burlington Northern Santa Fe Corp. . . . . .             21,200    675,750
   Canadian National Railway Co. - ADR (Note 7)             24,550    748,775
                                                                   -----------
                                                                    1,424,525
                                                                   -----------

   WATER - 0.08%
   Trico Marine Services, Inc.* . . . . . . . .              2,600     18,038
                                                                   -----------
                                                                    1,442,563
                                                                   -----------

TOTAL COMMON STOCK
   (Identified Cost $19,368,495). . . . . . . .                    19,666,007
                                                                 -------------

U.S. TREASURY SECURITIES - 5.05%
U.S. Treasury Bond, 6.875%,  8/15/2025. . . . .  $         210,000    221,681
U.S. Treasury Bond, 6.50%, 11/15/2026 . . . . .            855,000    864,619
                                                                    ----------

TOTAL U.S. TREASURY SECURITIES
     (Identified Cost $1,151,615) . . . . . . .                     1,086,300
                                                                   -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
5

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999




                                                     VALUE
                                          SHARES     (NOTE 2)
                                        -----------  ---------
SHORT-TERM INVESTMENTS - 1.90%
Dreyfus Treasury Cash Management Fund
   (Identified Cost $409,267). . . . .      409,267  $409,267
                                                     ---------

TOTAL INVESTMENTS - 98.36%
   (Identified Cost $20,929,377) . . .             21,161,574

OTHER ASSETS, LESS LIABILITIES - 1.64%                353,133
                                                  -----------

NET ASSETS - 100%. . . . . . . . . . .            $21,514,707
                                                  ===========



*Non-income  producing  security

Federal  Tax  Information:

At October 31, 1999, the net unrealized appreciation based on identified cost for federal income tax purposes of $20,957,360 was as follows:

Unrealized  appreciation               $2,110,545
Unrealized  depreciation               (1,906,331)
                                       -----------

UNREALIZED  APPRECIATION  -  NET        $204,214
                                        ========


The  accompanying  notes  are  an  integral  part  of  the financial statements.
6

STATEMENT  OF  ASSETS  AND  LIABILITIES



OCTOBER 31, 1999

ASSETS:
Investments, at value (identified cost $20,929,377)(Note 2)  $21,161,574
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . .       71,829
Receivable for securities sold. . . . . . . . . . . . . . .      311,332
Interest receivable . . . . . . . . . . . . . . . . . . . .       28,733
Receivable for fund shares sold . . . . . . . . . . . . . .        7,308
Dividends receivable. . . . . . . . . . . . . . . . . . . .        4,091
                                                             -----------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .   21,584,867
                                                             -----------

LIABILITIES:

Accrued management fees (Note 3). . . . . . . . . . . . . .       27,903
Accrued directors' fees (Note 3). . . . . . . . . . . . . .        2,118
Transfer agent fees payable (Note 3). . . . . . . . . . . .          431
Payable for securities purchased. . . . . . . . . . . . . .       24,986
Audit fee payable . . . . . . . . . . . . . . . . . . . . .       10,418
Other payables and accrued expenses . . . . . . . . . . . .        4,304
                                                             -----------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .       70,160
                                                             -----------

NET ASSETS FOR 1,501,724 SHARES OUTSTANDING . . . . . . . .  $21,514,707
                                                             ===========

NET ASSETS CONSIST OF:

Capital stock . . . . . . . . . . . . . . . . . . . . . . .  $    15,017
Additional paid-in-capital. . . . . . . . . . . . . . . . .   19,141,091
Undistributed net investment income . . . . . . . . . . . .       52,108
Accumulated net realized gain on investments. . . . . . . .    2,074,302
Net unrealized appreciation on investments. . . . . . . . .      232,189
                                                             -----------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $21,514,707
                                                             ===========

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE - CLASS A
   ($21,514,707/1,501,724 shares) . . . . . . . . . . . . .  $     14.33
                                                             ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.
7

STATEMENT  OF  OPERATIONS



FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $16,873) . . . . . . . . . . . . .  $  303,165
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     164,707
                                                                            -----------

Total Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . .     467,872
                                                                            -----------

EXPENSES:

Management fees (Note 3) . . . . . . . . . . . . . . . . . . . . . . . . .     219,497
Directors' fees (Note 3) . . . . . . . . . . . . . . . . . . . . . . . . .       7,201
Transfer agent fees (Note 3) . . . . . . . . . . . . . . . . . . . . . . .       5,268
Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . .      15,301
Audit fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11,901
Custodian fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11,451
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9,374
                                                                            -----------

Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     279,993

Less Reduction of Expenses (Note 3). . . . . . . . . . . . . . . . . . . .     (16,594)
                                                                            -----------

Net Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     263,399
                                                                            -----------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . . . . . . . . .     204,473
                                                                            -----------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:

Net realized gain on investments (identified cost basis) and other assets.   2,187,613
Net change in unrealized appreciation on investments and other assets. . .   2,706,385
                                                                            -----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4,893,998
                                                                            -----------

NET INCREASE  IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5,098,471
                                                                            ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.
8

STATEMENTS  OF  CHANGES  IN  NET  ASSETS



                                                         FOR THE
                                                           YEAR        FOR THE
                                                          ENDED       YEAR ENDED
                                                         10/31/99      10/31/98
                                                       ------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income . . . . . . . . . . . . . . . .  $   204,473   $   195,692
Net realized gain on investments. . . . . . . . . . .    2,187,613       983,037

Net change in unrealized appreciation on investments.    2,706,385    (2,448,394)
                                                       ------------  ------------

Net increase (decrease)  from operations. . . . . . .    5,098,471    (1,269,665)
                                                       ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income. . . . . . . . . . . . . .     (344,505)     (141,415)
From net realized gain on investments . . . . . . . .     (911,021)   (1,010,011)
                                                       ------------  ------------

Total distributions to shareholders . . . . . . . . .   (1,255,526)   (1,151,426)
                                                       ------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5). . . . . . . . . . . . . . .   (1,032,795)   11,273,954
                                                       ------------  ------------

Net increase in net assets. . . . . . . . . . . . . .    2,810,150     8,852,863

NET ASSETS:

Beginning of year . . . . . . . . . . . . . . . . . .   18,704,557     9,851,694
                                                       ------------  ------------

END OF YEAR (including undistributed net
 investment income of $52,108 and $107,296,
 respectively). . . . . . . . . . . . . . . . . . . .  $21,514,707   $18,704,557
                                                       ============  ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.
9

FINANCIAL  HIGHLIGHTS



                                             FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                ENDED           ENDED           ENDED           ENDED
                                               10/31/99        10/31/98        10/31/97        10/31/96
                                            --------------  --------------  --------------  --------------

Per share data (for a share outstanding
throughout each period):
NET ASSET VALUE - BEGINNING OF PERIOD. . .  $       12.10   $       14.24   $       11.38   $       10.00
                                            --------------  --------------  --------------  --------------

Income from investment operations:
   Net investment income*. . . . . . . . .          0.181           0.134           0.101           0.155
   Net realized and unrealized gain (loss)
    on investments . . . . . . . . . . . .          3.056          (0.935)          2.919           1.356
                                            --------------  --------------  --------------  --------------

Total from investment operations . . . . .          3.237          (0.801)          3.020           1.511
                                            --------------  --------------  --------------  --------------

Less distributions to shareholders:
  From net investment income . . . . . . .         (0.215)         (0.123)         (0.082)         (0.131)
  From net realized gain on investments. .         (0.792)         (1.216)         (0.078)             --
                                            --------------  --------------  --------------  --------------

Total distributions to shareholders. . . .         (1.007)         (1.339)         (0.160)         (0.131)
                                            --------------  --------------  --------------  --------------

NET ASSET VALUE - END OF PERIOD. . . . . .  $       14.33   $       12.10   $       14.24   $       11.38
                                            ==============  ==============  ==============  ==============

Total return1. . . . . . . . . . . . . . .          26.34%         (5.99%)          26.77%          15.21%

Ratios (to average net assets) /
 Supplemental Data:
    Expenses*. . . . . . . . . . . . . . .           1.20%           1.20%           1.20%           1.20%
    Net investment income* . . . . . . . .           0.93%           1.25%           0.94%           1.71%

Portfolio turnover . . . . . . . . . . . .             96%             60%            115%             95%

NET ASSETS - END OF PERIOD
(000's omitted). . . . . . . . . . . . . .  $      21,515   $      18,705   $       9,852   $       1,574
                                            ==============  ==============  ==============  ==============



* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had
1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:



Net investment income . . . . .  $0.165   $0.121   $0.063   $0.037

Ratios (to average net assets):
   Expenses . . . . . . . . . .    1.28%    1.32%    1.55%    2.50%
   Net investment income. . . .    0.85%    1.13%    0.59%    0.41%




1  Represents  aggregate  total  return  for  the  period  indicated.

The  accompanying  notes  are  an  integral  part  of  the financial statements.
10

NOTES  TO  FINANCIAL  STATEMENTS


1.     ORGANIZATION
Maximum Horizon Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 1999, 1,550 million shares have been designated in total among 31 series, of which 75 million have been designated as Maximum Horizon Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
     SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

     FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

NOTES  TO  FINANCIAL  STATEMENTS

     DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Series.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

For the year ended October 31, 1999, the Series distributed $230,990 of long-term capital gains.

     FOREIGN  CURRENCY  TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

     OTHER
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



3.     TRANSACTIONS  WITH  AFFILIATES
The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc., DBA Exeter Asset Management (the "Advisor"), for which the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Series' average daily net assets. The fee amounted to $219,497 for the year ended October 31, 1999.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

NOTES  TO  FINANCIAL  STATEMENTS

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $16,594 for the year ended October 31, 1999, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $5,268 for the year ended October 31, 1999.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The compensation of the non-affiliated Directors totaled $7,201 for the year ended October 31, 1999.

4.     PURCHASES  AND  SALES  OF  SECURITIES
For the year ended October 31, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $16,267,086 and $17,540,912 respectively. Purchases and sales of United States Government securities, other than short-term securities, were $3,281,938 and $3,204,991, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS
TRANSACTIONS  IN  SHARES  OF  MAXIMUM  HORIZON SERIES CLASS A COMMON STOCK WERE:



              FOR THE YEAR                       FOR THE YEAR
             ENDED 10/31/99                     ENDED 10/31/98
             ---------------                    ----------------
             Shares           Amount            Shares      Amount
             ---------------  ----------------  ----------  ------------
Sold. . . .         498,281         6,719,574   1,001,792    13,203,479
Reinvested.         105,342         1,255,526      90,611     1,148,470
Repurchased        (648,323)       (9,007,895)   (237,720)   (3,077,995)
             ---------------  ----------------  ----------  ------------
Net change.         (44,700)  $    (1,032,795)    854,683   $11,273,954
             ===============  ================  ==========  ============



The Advisor owned 15,130 shares on October 31, 1999 and 14,184 shares on October 31, 1998.

6.     FINANCIAL  INSTRUMENTS
The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 1999.

NOTES  TO  FINANCIAL  STATEMENTS


7.     FOREIGN  SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To  the  Board  of  Directors  and  Shareholders  of  Exeter  Fund,  Inc.
-  Maximum  Horizon  Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.- Maximum Horizon Series (the "Series") at October 31, 1999, and the results of its operations, changes in net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Series as of October 31, 1998 and for the periods then ended, as indicated therein, were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those statements.




PRICEWATERHOUSECOOPERS  LLP
Boston,  Massachusetts
December  3,  1999

OTHER  INFORMATION  (UNAUDITED)

CHANGE  OF  ACCOUNTANTS
On July 15, 1999, the Fund dismissed Deloitte & Touche LLP ("D&T") as the Fund's independent auditors by action of the Fund's Board of Directors upon the recommendation of the Audit Committee of the Board. D&T's reports of the funds financial statements for the fiscal years ended October 31, 1998 and 1997, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund's financials statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulations S-K under the Securities Exchange Act of 1934, as amended.

On July 15, 1999, the Fund by action of its Board of Directors upon the recommendation of the Audit Committee of the Board engaged PricewaterhouseCoopers ("PwC") as the independent auditors to audit the Fund's financial statements for the fiscal year ending October 31, 1999. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, neither the Fund nor anyone on its behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(a)(iv) of Item 304 of Regulation S-X) or reportable event (as described in paragraph (a)(1)(v) of said Item 304).

Exeter  Fund,  Inc.
Flexible  Yield  Series  I
Annual  Report
October  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS


DEAR  SHAREHOLDERS:

When one is younger and blissfully unaware of the many risks that exist in the world, worries are rare. As one grows older and setbacks occur, the list of worries grows. Youthful optimism is replaced by cautious optimism, and it becomes progressively easier to see the glass as half-empty rather than half-full. It can be argued that the bond market "matures" in a similar fashion. Early in the cycle when rates are falling, risks are quickly discounted and bad news is easily explained away. The market has few worries. As the situation changes and interest rates start to turn up, the list of worries grows. At some point, psychology turns and the market finds something negative in almost every release, which in turn drives interest rates even higher.

Over the last six months, the psychology of the bond market has been especially negative; as far as the market was concerned, the glass was consistently half-empty. The pessimism permeated the market's perception of wages, it permeated the market's take on the state of the dollar, and it has colored the market's opinion regarding future trends in inflation.

WAGES The overriding concern of the bond market has been a historically low unemployment rate and a fear that it would translate into higher wages, which in turn would trigger higher prices. While that was, and still is, a legitimate concern, there were/are extenuating circumstances. Given a general lack of pricing power due to an increasingly competitive global marketplace, firms recognize that productivity and efficiency gains are the keys to success. That has triggered two ongoing events. The first is an exceptional level of business investment, especially in computer technology, which has lowered the number of workers needed to complete a given task (creating strong productivity gains). The second is a remarkable number of mergers (creating solid efficiency gains). Both have offset the low unemployment rate, as evidenced by the moderating year over year increases in the Employment Cost Index and the average hourly earnings figures.

DOLLAR The dollar has weakened versus the Japanese yen, but the situation relative to the euro has been a bit different. From the time the euro was introduced at the start of this year through July, the euro did nothing but depreciate versus the dollar. After a slight up-tick late in the summer and early in the fall, the euro once again lost value relative to the dollar as October came to a close. The up-tick spooked the market, and discussions regarding an unsustainable current account deficit, which would cause the value of the dollar to fall even further and ultimately result in higher U.S. interest rates, were widespread. A less pessimistic view is that what has been happening to exchange rates had more to do with the Japanese yen than it did with the U.S. dollar.

INFLATION There is very little disagreement that inflation as measured by the CPI will be higher in 1999 than it was in 1998. Last year declining commodity prices held down inflation; this year rising oil prices have pushed inflation up. Year to year fluctuations will remain the norm. The bigger question is what should one expect over the next three to five years? Manning & Napier is of the opinion that inflation is much more likely to average around 2% than it is to return to the elevated levels of the 1970's and 1980's. That opinion is driven by the intense competition that a global economy creates, a central bank which recognizes the importance of being an inflation fighter first and pump primer second (i.e. raising short rates before inflation emerges), and the amazing technological changes (i.e. computerization and the Internet) that are inherently disinflationary.

MANAGEMENT  DISCUSSION  AND  ANALYSIS

The reality is that the pessimism of the last six months translated into higher rates. Short-term rates increased by 60 or 70 basis points (0.60% to 0.70%). Longer-term rates were up more than 50 basis points (0.50%). Rising interest rates have a negative effect on bond returns, and that effect is stronger for bonds with longer maturities. Because the Flexible Yield Series I was invested in bonds with a slightly longer average maturity than its benchmark, its returns were more strongly affected by the increase than those of the benchmark.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT

<GRAPHIC>
<PIE  CHART>

Data  for  pie  charts  to  follow:

Effective  Maturity  -  As  of  10/31/99

Less  than  1  Year  -  11%
1  -  2  Years  -  21%
2  -  3  Years  -  27%
3  -  4  Years  -  30%
More  than  4  Years  -  11%

Portfolio  Composition  -  As  of  10/31/99

U.S.  Treasury  Securities  -  69%
U.S.  Government  Agencies  -  21%
Cash,  equivalents,  and  other  assets,  less  liabilities  -  10%

PERFORMANCE  UPDATE  AS  OF  OCTOBER  31,  1999

Exeter  Fund,  Inc.  -  Flexible  Yield  Series  I




                               Total Return
Through     Growth of $10,000                 Average
10/31/99    Investment         Cumulative     Annual
One Year    $10,061              0.61%         0.61%
Five Year   $13,105             31.05%         5.55%
Inception 1 $13,014             30.14%         4.72%




Merrill  Lynch  U.S.  Treasury  Short-Term  Index




                               Total Return
Through     Growth of $10,000                Average
10/31/99    Investment         Cumulative    Annual
One Year    $10,299             2.99%         2.99%
Five Year   $13,629            36.29%         6.39%
Inception 1 $13,700            37.00%         5.67%




The value of a $10,000 investment in the Exeter Fund, Inc. - Flexible Yield Series I from its inception (2/15/94) to present (10/31/99) as compared to the Merrill Lynch U.S. Treasury Short-Term Index.2

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



          Exeter Fund, Inc.        Merrill Lynch U.S.
Date      Flexible Yield Series I  Treasury Short-term Index
02/15/94                   10,000                     10,000
12/31/94                    9,924                     10,030
12/31/95                   10,995                     11,133
10/31/96                   11,441                     11,598
10/31/97                   12,025                     12,350
10/31/98                   12,935                     13,302
10/31/99                   13,014                     13,700




1 The Series and Index performance are calculated from February 15, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The Merrill Lynch U.S. Treasury Short-Term Index is a market value weighted measure of approximately 50 U.S. Treasury Securities. The Index is comprised of U.S. Treasury securities with maturities greater than one year but less than three years. The Index returns assume reinvestment of coupons and, unlike
Series  returns,  do  not  reflect  any  fees  or  expenses.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999



                                                      PRINCIPAL         VALUE
                                                    AMOUNT/SHARES     (NOTE 2)
                                                  ------------------  ---------
U.S. TREASURY SECURITIES - 69.34%
U.S.Treasury Note, 5.625%, 12/31/1999. . . . . .  $           20,000  $ 20,012
U.S.Treasury Note, 6.875%, 3/31/2000 . . . . . .              30,000    30,206
U.S.Treasury Note, 6.75%, 4/30/2000. . . . . . .              20,000    20,138
U.S.Treasury Note, 4.625%, 12/31/2000. . . . . .              80,000    79,050
U.S.Treasury Note, 6.25%, 4/30/2001. . . . . . .              15,000    15,103
U.S.Treasury Note, 5.625%, 5/15/2001 . . . . . .              20,000    19,956
U.S.Treasury Note, 6.625%, 6/30/2001 . . . . . .              40,000    40,513
U.S.Treasury Note, 6.375%, 9/30/2001 . . . . . .              50,000    50,484
U.S.Treasury Note, 6.25%, 10/31/2001 . . . . . .              80,000    80,625
U.S.Treasury Note, 6.125%, 12/31/2001. . . . . .              65,000    65,325
U.S.Treasury Note, 6.25%, 1/31/2002. . . . . . .              40,000    40,325
U.S.Treasury Note, 6.25%, 6/30/2002. . . . . . .              15,000    15,127
U.S.Treasury Note, 6.00%, 7/31/2002. . . . . . .              40,000    40,125
U.S.Treasury Note, 5.875%, 9/30/2002 . . . . . .              50,000    49,969
U.S.Treasury Note, 5.625%, 12/31/2002. . . . . .             140,000   138,775
U.S.Treasury Note, 5.50%, 1/31/2003. . . . . . .              65,000    64,167
U.S.Treasury Note, 5.50%, 3/31/2003. . . . . . .              25,000    24,656
U.S.Treasury Note, 5.375%, 6/30/2003 . . . . . .             175,000   171,719
                                                                      ---------

TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $991,256). . . . . . . . . .                       966,275
                                                                      ---------

U.S. GOVERNMENT AGENCIES - 21.01%
Federal Home Loan Mortgage Corp. Discount Note,
   5.75%, 6/15/2001                                            75,000   74,624
Federal Home Loan Mortgage Corp. Discount Note,
   4.75%, 12/14/2001                                           75,000   72,952
Federal National Mortgage Assoc. Discount Note,
   5.875%, 4/23/2004                                           75,000   72,612
Federal National Mortgage Assoc. Discount Note,
   5.625%, 5/14/2004                                           75,000   72,664
                                                                       --------

TOTAL U.S. GOVERNMENT AGENCIES
   (Identified Cost $295,078). . . . . . . . . .                       292,852
                                                                      ---------

SHORT-TERM INVESTMENTS - 8.72%
U.S. Treasury Bill, 11/12/1999 . . . . . . . . .              25,000    24,968
U.S. Treasury Bill, 3/2/2000 . . . . . . . . . .              50,000    49,237
Dreyfus Treasury Cash Management Fund. . . . . .              47,300    47,300
                                                                      ---------

TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $121,505). . . . . . . . . .                       121,505
                                                                      ---------

TOTAL INVESTMENTS - 99.07%
   (Identified Cost $1,407,839). . . . . . . . .                     1,380,632

OTHER ASSETS, LESS LIABILITIES - 0.93% . . . . .                        12,912
                                                                    -----------

NET ASSETS - 100%. . . . . . . . . . . . . . . .                    $1,393,544
                                                                   ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999



FEDERAL  TAX  INFORMATION:

At October 31, 1999, the net unrealized depreciation based on identified cost for federal income tax purposes of $1,409,597 was as follows:

Unrealized  appreciation                            $1,106
Unrealized  depreciation                           (30,071)
                                                  ---------

UNREALIZED  DEPRECIATION  -  NET                   ($28,965)
                                                  ==========

The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES



OCTOBER 31, 1999

ASSETS:
Investments, at value (identified cost $1,407,839)(Note 2)  $1,380,632
Interest receivable. . . . . . . . . . . . . . . . . . . .      22,319
Receivable from investment advisor (Note 3). . . . . . . .      18,211
                                                            -----------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . .   1,421,162
                                                            -----------


LIABILITIES:

Accrued directors' fees (Note 3) . . . . . . . . . . . . .       7,241
Transfer agent fees payable (Note 3) . . . . . . . . . . .         335
Audit fee payable. . . . . . . . . . . . . . . . . . . . .       9,245
Other payables and accrued expenses. . . . . . . . . . . .      10,797
                                                            -----------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . .      27,618
                                                            -----------

NET ASSETS FOR 136,704 SHARES OUTSTANDING. . . . . . . . .  $1,393,544
                                                            ===========


NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . .  $    1,367
Additional paid-in-capital . . . . . . . . . . . . . . . .   1,417,085
Undistributed net investment income. . . . . . . . . . . .      11,784
Accumulated net realized loss on investments . . . . . . .      (9,485)
Net unrealized depreciation on investments . . . . . . . .     (27,207)
                                                            -----------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . .  $1,393,544
                                                            ===========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE - CLASS A
($1,393,544/136,704 shares). . . . . . . . . . . . . . . .  $    10.19
                                                            ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS



FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:
Interest . . . . . . . . . . . . . . . . . . . . . . . .  $ 68,062
                                                          ---------

EXPENSES:

Management fee (Note 3). . . . . . . . . . . . . . . . .     4,873
Directors' fees (Note 3) . . . . . . . . . . . . . . . .     7,201
Transfer agent fees (Note 3) . . . . . . . . . . . . . .       334
Audit fee. . . . . . . . . . . . . . . . . . . . . . . .    10,460
Legal fees . . . . . . . . . . . . . . . . . . . . . . .     4,972
Registration and filing fees . . . . . . . . . . . . . .     2,849
Custodian fee. . . . . . . . . . . . . . . . . . . . . .     1,250
Miscellaneous. . . . . . . . . . . . . . . . . . . . . .       891
                                                          ---------

Total Expenses . . . . . . . . . . . . . . . . . . . . .    32,830

Less Reduction of Expenses (Note 3). . . . . . . . . . .   (23,084)
                                                          ---------

Net Expenses . . . . . . . . . . . . . . . . . . . . . .     9,746
                                                          ---------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . .    58,316
                                                          ---------


REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:

Net realized loss on investments (identified cost basis)    (8,740)
Net change in unrealized appreciation (depreciation)
 on investments. . . . . . . . . . . . . . . . . . . . .   (41,220)
                                                          ---------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . .   (49,960)
                                                          ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . .  $  8,356
                                                          =========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                             FOR THE       FOR THE
                                            YEAR ENDED    YEAR ENDED
                                             10/31/99      10/31/98
                                           ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income . . . . . . . . . .  $    58,316   $    29,614
Net realized gain (loss) on investments .       (8,740)        5,788
Net change in unrealized appreciation
   (depreciation) on investments. . . . .      (41,220)        6,173
                                           ------------  ------------

Net increase from operations. . . . . . .        8,356        41,575
                                           ------------  ------------

DISTRIBUTIONS TO
 SHAREHOLDERS (NOTE 2):

From net investment income. . . . . . . .      (54,613)      (32,409)
From net realized gain on investments . .       (3,806)           --
                                           ------------  ------------

Total distributions to shareholders . . .      (58,419)      (32,409)
                                           ------------  ------------

CAPITAL STOCK ISSUED AND
   REPURCHASED:

Net increase from capital
 share transactions (Note 5). . . . . . .      299,738       484,871
                                           ------------  ------------

Net increase in net assets. . . . . . . .      249,675       494,037


NET ASSETS:

Beginning of year . . . . . . . . . . . .    1,143,869       649,832
                                           ------------  ------------

END OF YEAR (including undistributed net
investment income of $11,784 and $8,180,
respectively) . . . . . . . . . . . . . .  $ 1,393,544   $ 1,143,869
                                           ============  ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS



                                                                                                                 FOR THE
                                                                                      FOR                        PERIOD
                                             FOR THE     FOR THE      FOR THE       THE TEN        FOR THE       2/15/94
                                              YEAR         YEAR        YEAR          MONTHS         YEAR      (COMMENCEMENT
                                              ENDED       ENDED        ENDED         ENDED         ENDED      OF OPERATIONS)
                                             10/31/99    10/31/98     10/31/97      10/31/96      12/31/95      TO 12/31/94
                                            ----------  ----------  -------------  ----------  ---------------  -------------
Per share data (for a share outstanding
throughout each period):
NET ASSET VALUE - BEGINNING  OF PERIOD . .  $   10.58   $   10.39   $      10.27   $   10.26   $         9.69   $      10.00
                                            ----------  ----------  -------------  ----------  ---------------  -------------

Income from investment operations:
   Net investment income*. . . . . . . . .      0.427       0.468          0.505       0.411            0.464          0.241
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . .     (0.367)      0.289          0.099      (0.101)           0.566         (0.317)
                                            ----------  ----------  -------------  ----------  ---------------  -------------

Total from investment operations . . . . .      0.060       0.757          0.604       0.310            1.030         (0.076)
                                            ----------  ----------  -------------  ----------  ---------------  -------------

Less distributions to shareholders:
   From net investment income. . . . . . .     (0.417)     (0.567)        (0.456)     (0.300)          (0.460)        (0.234)
   From net realized gain on investments .     (0.033)         --         (0.028)         --               --             --
Total distributions to shareholders. . . .     (0.450)     (0.567)        (0.484)     (0.300)          (0.460)        (0.234)
                                            ----------  ----------  -------------  ----------  ---------------  -------------

NET ASSET VALUE - END OF PERIOD. . . . . .  $   10.19   $   10.58   $      10.39   $   10.27   $        10.26   $       9.69
                                            ==========  ==========  =============  ==========  ===============  =============

Total return 1 . . . . . . . . . . . . . .       0.61%       7.57%          6.07%       3.11%           10.79%        (0.76)%

Ratios (to average net assets) /
 Supplemental Data:
    Expenses*. . . . . . . . . . . . . . .       0.70%       0.70%          0.70%     0.70%2             0.70%        0.70%2
    Net investment income* . . . . . . . .       4.19%       5.04%          5.29%     5.25%2             4.99%        4.41%2

Portfolio turnover . . . . . . . . . . . .         56%         53%            77%         36%              60%            38%

NET ASSETS - END OF PERIOD
 (000's omitted) . . . . . . . . . . . . .  $   1,394   $   1,144   $        650   $     493   $          256   $        231
                                            ==========  ==========  =============  ==========  ===============  =============



* The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had 1994, 1995, and 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:



Net investment income . . . . .  $0.258   $0.116   $0.206   $ 0.270  $0.297   $ 0.143

Ratios (to average net assets):
    Expenses. . . . . . . . . .    2.36%    4.49%    3.83%   2.50%2    2.50%   2.50%2
    Net investment income . . .    2.53%    1.25%    2.16%   3.45%2    3.19%   2.61%2




1  Represents  aggregate  total  return  for  the  period  indicated.
2  Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS


1.    ORGANIZATION
Flexible Yield Series I (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

     The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 1999, 1,550 million shares have been designated in total among 31 series, of which 37.5 million have been designated as Flexible Yield Series I Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

     SECURITY  VALUATION
     Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

     Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

     Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

     Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
     Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

     Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

     FEDERAL  INCOME  TAXES
     The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     At October 31, 1999, the Series, for federal income tax purposes, had a capital loss carryforward of $7,727, which will expire on October 31, 2007.

NOTES  TO  FINANCIAL  STATEMENTS

     DISTRIBUTIONS  OF  INCOME  AND  GAINS
     Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Series.

     The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other required tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

     For the year ended October 31, 1999, the Series distributed $3,569 of long-term capital gains.

OTHER
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

     The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc., DBA Exeter Asset Management (the "Advisor"), for which the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.35% of the Series' average daily net assets. The fee amounted to $4,873 for the year ended October 31, 1999.

     Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

     The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 0.70% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $18,211 for the year ended October 31, 1999, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

     The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $334 for the year ended October 31, 1999.

     Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

NOTES  TO  FINANCIAL  STATEMENTS

     The compensation of the non-affiliated Directors totaled $7,201 for the year ended October 31, 1999.

4.     PURCHASES  AND  SALES  OF  SECURITIES
     Purchases and sales of United States Government securities, other than short-term securities, were $970,986 and $681,484, respectively, for the year ended October 31, 1999.

5.     CAPITAL  STOCK  TRANSACTIONS
     Transactions in shares of Flexible Yield Series I Class A Common Stock were:



              FOR THE YEAR                        FOR THE YEAR
             ENDED 10/31/99                       ENDED 10/31/98
             ---------------                      ----------------
             Shares           Amount            Shares    Amount
             ---------------  ----------------  --------  ------------

Sold. . . .         102,284   $     1,064,926   139,912   $ 1,458,457
Reinvested.           5,700            58,419     3,160        32,409
Repurchased         (79,406)         (823,607)  (97,485)   (1,005,995)
Net change.          28,578   $       299,738    45,587   $   484,871
             ===============  ================  ========  ============



The Advisor owned 13,549 shares on October 31, 1999 and 12,971 shares on October 31, 1998.

6.     FINANCIAL  INSTRUMENTS
     The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 1999.

REPORT  OF  INDEPENDENT  ACCOUNTANTS

TO  THE  BOARD  OF  DIRECTORS  AND  SHAREHOLDERS  OF
EXETER  FUND,  INC.  -  FLEXIBLE  YIELD  SERIES  I:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.- Flexible Yield Series I (the "Series") at October 31, 1999, and the results of its operations, changes in net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Series as of October 31, 1998 and for the periods then ended, as indicated therein, were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those statements.




PRICEWATERHOUSECOOPERS  LLP
Boston,  Massachusetts
December  3,  1999

OTHER  INFORMATION  (UNAUDITED)

     CHANGE  OF  ACCOUNTANTS
On July 15, 1999, the Fund dismissed Deloitte & Touche LLP ("D&T") as the Fund's independent auditors by action of the Fund's Board of Directors upon the recommendation of the Audit Committee of the Board. D&T's reports of the funds financial statements for the fiscal years ended October 31, 1998 and 1997, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund's financials statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulations S-K under the Securities Exchange Act of 1934, as amended.

On July 15, 1999, the Fund by action of its Board of Directors upon the recommendation of the Audit Committee of the Board engaged PricewaterhouseCoopers ("PwC") as the independent auditors to audit the Fund's financial statements for the fiscal year ending October 31, 1999. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, neither the Fund nor anyone on its behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(a)(iv) of Item 304 of Regulation S-X) or reportable event (as described in paragraph (a)(1)(v) of said Item 304).

Exeter  Fund,  Inc.
Flexible  Yield  Series  II
Annual  Report
October  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS


DEAR  SHAREHOLDERS:

When one is younger and blissfully unaware of the many risks that exist in the world, worries are rare. As one grows older and setbacks occur, the list of worries grows. Youthful optimism is replaced by cautious optimism, and it becomes progressively easier to see the glass as half-empty rather than half-full. It can be argued that the bond market "matures" in a similar fashion. Early in the cycle when rates are falling, risks are quickly discounted and bad news is easily explained away. The market has few worries. As the situation changes and interest rates start to turn up, the list of worries grows. At some point, psychology turns and the market finds something negative in almost every release, which in turn drives interest rates even higher.

Over the last six months, the psychology of the bond market has been especially negative; as far as the market was concerned, the glass was consistently half-empty. The pessimism permeated the market's perception of wages, it permeated the market's take on the state of the dollar, and it has colored the market's opinion regarding future trends in inflation.

WAGES The overriding concern of the bond market has been a historically low unemployment rate and a fear that it would translate into higher wages, which in turn would trigger higher prices. While that was, and still is, a legitimate concern, there were/are extenuating circumstances. Given a general lack of pricing power due to an increasingly competitive global marketplace, firms recognize that productivity and efficiency gains are the keys to success. That has triggered two ongoing events. The first is an exceptional level of business investment, especially in computer technology, which has lowered the number of workers needed to complete a given task (creating strong productivity gains). The second is a remarkable number of mergers (creating solid efficiency gains). Both have offset the low unemployment rate, as evidenced by the moderating year over year increases in the Employment Cost Index and the average hourly earnings figures.

DOLLAR The dollar has weakened versus the Japanese yen, but the situation relative to the euro has been a bit different. From the time the euro was introduced at the start of this year through July, the euro did nothing but depreciate versus the dollar. After a slight up-tick late in the summer and early in the fall, the euro once again lost value relative to the dollar as October came to a close. The up-tick spooked the market, and discussions regarding an unsustainable current account deficit, which would cause the value of the dollar to fall even further and ultimately result in higher U.S. interest rates, were widespread. A less pessimistic view is that what has been happening to exchange rates had more to do with the Japanese yen than it did with the U.S. dollar.

INFLATION There is very little disagreement that inflation as measured by the CPI will be higher in 1999 than it was in 1998. Last year declining commodity prices held down inflation; this year rising oil prices have pushed inflation up. Year to year fluctuations will remain the norm. The bigger question is what should one expect over the next three to five years? Manning & Napier is of the opinion that inflation is much more likely to average around 2% than it is to return to the elevated levels of the 1970's and 1980's. That opinion is driven by the intense competition that a global economy creates, a central bank which recognizes the importance of being an inflation fighter first and pump primer second (i.e. raising short rates before inflation emerges), and the amazing technological changes (i.e. computerization and the Internet) that are inherently disinflationary.

MANAGEMENT  DISCUSSION  AND  ANALYSIS


The reality is that the pessimism of the last six months translated into higher rates. Short-term rates increased by 60 or 70 basis points (0.60% to 0.70%). Longer-term rates were up more than 50 basis points (0.50%). Rising interest rates have a negative effect on bond returns, and that effect is stronger for bonds with longer maturities. Because the Flexible Yield Series II was invested in bonds with a slightly longer average maturity than its benchmark, its returns were more strongly affected by the increase than those of the benchmark. In addition, its holdings are higher quality than the benchmark, because we feel the additional risk resulting from investments in lower quality bonds is not compensated by the additional yield they offer.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT

<GRAPHIC>
<PIE  CHART>

Data  for  pie  chart  to  follow:

Effective  Maturity  -  As  of  10/31/99

Less  than  1  Year  -  8%
1  -2  Years  -  10%
2  -  3  Years  -  21%
3  -  5  Years  -  30%
5  -  7  Years  -  5%
More  than  7  Years  -  26%


Portfolio  Composition  -  As  of  10/31/99

U.S.  Treasury  Securities  -  76%
U.S.  Government  Agencies  -  22%
Cash,  equivalents,  and  other  assets,  less  liabilities  -  2%

PERFORMANCE  UPDATE  AS  OF  OCTOBER  31,  1999


Exeter  Fund,  Inc.  Flexible  Yield  Series  II



                  Total Return
Through.    Growth of $10,000              Average
10/31/99    Investment         Cumulative  Annual

One Year    $ 9,903             -0.97%     -0.97%
Five Year   $13,931             39.31%      6.85%
Inception 1 $13,262             32.62%      5.07%




Merrill  Lynch  Corporate/Government  Intermediate  Index



                               Total Return
Through     Growth of $10,000                 Average
10/31/99    Investment         Cumulative     Annual

One Year    $10,091             0.91%         0.91%
Five Year   $14,114            41.14%         7.13%
Inception 1 $13,839            38.39%         5.85%




The value of a $10,000 investment in the Exeter Fund, Inc. - Flexible Yield Series II from its inception (2/15/94) to present (10/31/99) as compared to the Merrill Lynch Corporate/Government Intermediate
Index.  2



          Exeter Fund, Inc.         Merrill Lynch Government/
Date . .  Flexible Yield Series II  Corporate Intermediate Index
02/15/94                    10,000                        10,000
12/31/94                     9,531                         9,799
12/31/95                    11,182                        11,301
10/31/96                    11,336                        11,672
10/31/97                    12,199                        12,560
10/31/98                    13,392                        13,715
10/31/99                    13,262                        13,839




1  The  Fund  and  Index  performance are calculated from February 15, 1994, the
Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

2 The Merrill Lynch Corporate/Government Intermediate Index is a market value weighted measure of approximately 3,180 corporate and government bonds. The Index is comprised of investment grade bonds with maturities greater than one year but less than ten years. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999




                                                      PRINCIPAL AMOUNT/     VALUE
                                                            SHARES        (NOTE 2)
                                                      ------------------  ---------
U.S. TREASURY SECURITIES - 75.52%
U.S. TREASURY NOTES - 73.07%
U.S. Treasury Note, 5.50%, 3/31/2000 . . . . . . . .  $           20,000  $ 20,019
U.S. Treasury Note, 6.125%, 9/30/2000. . . . . . . .              25,000    25,117
U.S. Treasury Note, 7.875%, 8/15/2001. . . . . . . .              30,000    31,031
U.S. Treasury Note, 6.25%, 10/31/2001. . . . . . . .              25,000    25,195
U.S. Treasury Note, 6.25%, 1/31/2002 . . . . . . . .              15,000    15,122
U.S. Treasury Note, 6.25%, 6/30/2002 . . . . . . . .              45,000    45,380
U.S. Treasury Note, 6.25%, 2/15/2003 . . . . . . . .              40,000    40,350
U.S. Treasury Note, 5.375%, 6/30/2003. . . . . . . .              20,000    19,625
U.S. Treasury Note, 7.25%, 5/15/2004 . . . . . . . .             100,000   104,750
U.S. Treasury Note, 5.625%, 2/15/2006. . . . . . . .              25,000    24,383
U.S Treasury Note, 5.625%, 5/15/2008 . . . . . . . .              35,000    33,764
U.S Treasury Note, 4.75%, 11/15/2008 . . . . . . . .              25,000    22,609
                                                                          ---------

TOTAL U.S. TREASURY NOTES
 (Identified Cost $403,121). . . . . . . . . . . . .                       407,345
                                                                         ----------

U.S. TREASURY STRIPS - 2.45%
Principal only- Interest stripped, 5/15/2009
   (Identified Cost $14,849) . . . . . . . . . . . .              25,000    13,645
                                                                          ---------

TOTAL U.S. TREASURY SECURITIES
 (Identified Cost $417,970). . . . . . . . . . . . .                       420,990
                                                                         ----------

U.S. GOVERNMENT AGENCIES - 22.43%
Federal Home Loan Mortgage Corp., 4.75%, 12/14/2001.              55,000    53,498
Federal National Mortgage Assn., 6.50%, 4/29/2009. .              75,000    71,564
                                                                          ---------

TOTAL U.S. GOVERNMENT AGENCIES
   (Identified Cost $126,503). . . . . . . . . . . .                       125,062
                                                                          ---------

SHORT-TERM INVESTMENTS - 1.41%
Dreyfus Treasury Cash Management Fund
 (Identified Cost $7,845). . . . . . . . . . . . . .               7,845     7,845
                                                                          ---------

TOTAL INVESTMENTS - 99.36%
 (Identified Cost $552,318). . . . . . . . . . . . .                       553,897

OTHER ASSETS, LESS LIABILITIES - 0.64% . . . . . . .                         3,544
                                                                          ---------

NET ASSETS - 100%. . . . . . . . . . . . . . . . . .                     $ 557,441
                                                                         ==========




Federal  Tax  Information:

At October 31, 1999, the net unrealized appreciation based on identified cost for federal income tax purposes of $552,318 was as follows:

Unrealized  appreciation               $10,122

Unrealized  depreciation                (8,543)
                                       --------

UNREALIZED  APPRECIATION  -  NET        $1,579
                                       =======


The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  &  LIABILITIES




OCTOBER 31, 1999

ASSETS:
Investments, at value (identified cost $552,318)(Note 2)  $553,897
Cash . . . . . . . . . . . . . . . . . . . . . . . . . .        20
Interest receivable. . . . . . . . . . . . . . . . . . .     9,735
Receivable from investment advisor (Note 3). . . . . . .    21,889
                                                          --------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . .   585,541
                                                          --------

LIABILITIES:

Accrued directors' fees (Note 3) . . . . . . . . . . . .     7,241
Transfer agent fees payable (Note 3) . . . . . . . . . .       150
Audit fee payable. . . . . . . . . . . . . . . . . . . .     9,250
Other payables and accrued expenses. . . . . . . . . . .    11,459
                                                          --------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . .    28,100
                                                          --------

NET ASSETS FOR 56,899 SHARES OUTSTANDING . . . . . . . .  $557,441
                                                          ========

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . .  $    569
Additional paid-in-capital . . . . . . . . . . . . . . .   542,799
Undistributed net investment income. . . . . . . . . . .     7,798
Accumulated net realized gain on investments . . . . . .     4,698
Net unrealized appreciation on investments . . . . . . .     1,579
                                                          --------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . .  $557,441
                                                          ========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE - CLASS A
 ($557,441/56,899 SHARES). . . . . . . . . . . . . . . .  $   9.80
                                                          ========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS





FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:
Interest . . . . . . . . . . . . . . . . . . . . . . . .  $ 36,989
                                                          ---------

EXPENSES:

Management fees (Note 3) . . . . . . . . . . . . . . . .     2,805
Directors' fees (Note 3) . . . . . . . . . . . . . . . .     7,201
Transfer agent fees (Note 3) . . . . . . . . . . . . . .       150
Audit fee. . . . . . . . . . . . . . . . . . . . . . . .     9,936
Legal fees . . . . . . . . . . . . . . . . . . . . . . .     4,972
Registration and filing fees . . . . . . . . . . . . . .     3,251
Custodian fee. . . . . . . . . . . . . . . . . . . . . .       551
Miscellaneous. . . . . . . . . . . . . . . . . . . . . .       816
                                                          ---------

Total Expenses . . . . . . . . . . . . . . . . . . . . .    29,682

Less Reduction of Expenses (Note 3). . . . . . . . . . .   (24,694)
                                                          ---------

Net Expenses . . . . . . . . . . . . . . . . . . . . . .     4,988
                                                          ---------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . .    32,001
                                                          ---------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)     5,625
Net change in unrealized appreciation on investments . .   (44,376)
                                                          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . .   (38,751)
                                                          ---------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . .  $ (6,750)
                                                          =========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                        FOR THE       FOR THE
                                                       YEAR ENDED    YEAR ENDED
                                                        10/31/99      10/31/98
                                                      ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . .  $    32,001   $    30,570
Net realized gain on investments . . . . . . . . . .        5,625         5,805
Net change in unrealized appreciation
 on investments. . . . . . . . . . . . . . . . . . .      (44,376)       18,765
                                                      ------------  ------------

Net increase (decrease) from operations. . . . . . .       (6,750)       55,140
                                                      ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income . . . . . . . . . . . . .      (32,631)      (31,969)
From net realized gain on investments. . . . . . . .       (5,048)       (4,875)
                                                      ------------  ------------

Total distributions to shareholders. . . . . . . . .      (37,679)      (36,844)
                                                      ------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital
   share transactions (Note 5) . . . . . . . . . . .      (97,459)      (37,191)
                                                      ------------  ------------

Net decrease in net assets . . . . . . . . . . . . .     (141,888)      (18,895)

NET ASSETS:

Beginning of year. . . . . . . . . . . . . . . . . .      699,329       718,224
                                                      ------------  ------------

END OF YEAR (including undistributed net investment
   income of $7,796 and $7,807, respectively). . . .  $   557,441   $   699,329
                                                      ============  ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS



                                                                                       FOR THE                     FOR THE PERIOD
                                             FOR THE        FOR THE        FOR THE       TEN          FOR THE          2/15/94
                                               YEAR          YEAR           YEAR        MONTHS         YEAR        (COMMENCEMENT
                                              ENDED          ENDED          ENDED       ENDED          ENDED      OF OPERATIONS) TO
                                             10/31/99       10/31/98       10/31/97    10/31/96        12/31/95         12/31/94
                                            ----------  ----------------  ----------  ----------  -------------------  ----------

Per share data (for a share outstanding
throughout each period):
NET ASSET VALUE -BEGINNING  OF PERIOD. . .  $   10.50   $         10.23   $   10.10   $   10.30   $             9.27   $   10.00
                                            ----------  ----------------  ----------  ----------  -------------------  ----------

Income from investment operations:
   Net investment income*. . . . . . . . .      0.541             0.575       0.523       0.445                0.561       0.269
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . .     (0.642)            0.378       0.212      (0.315)               1.019      (0.738)
                                            ----------  ----------------  ----------  ----------  -------------------  ----------

Total from investment operations . . . . .     (0.101)            0.953       0.735       0.130                1.580      (0.469)
                                            ----------  ----------------  ----------  ----------  -------------------  ----------

Less distributions to shareholders:
   From net investment income. . . . . . .     (0.522)           (0.589)     (0.597)     (0.270)              (0.550)     (0.261)
   From net realized gain on investments .     (0.077)           (0.094)     (0.008)     (0.060)                   -           -
                                            ----------  ----------------  ----------  ----------  -------------------  ----------

Total distributions to shareholders. . . .     (0.599)           (0.683)     (0.605)     (0.330)              (0.550)     (0.261)
                                            ----------  ----------------  ----------  ----------  -------------------  ----------

NET ASSET VALUE - END OF PERIOD. . . . . .  $    9.80   $         10.50   $   10.23   $   10.10   $            10.30   $    9.27
                                            ==========  ================  ==========  ==========  ===================  ==========

Total return 1 . . . . . . . . . . . . . .     (0.97%)             9.78%       7.61%       1.38%               17.33%     (4.69%)

Ratios (to average net assets) /
 Supplemental Data:
    Expenses*. . . . . . . . . . . . . . .       0.80%             0.80%       0.80%     0.80%2                 0.80%     0.80%2
    Net investment income* . . . . . . . .       5.13%             5.21%       5.46%     5.55%2                 5.38%     5.40%2

Portfolio turnover . . . . . . . . . . . .         36%               31%         58%          5%                  35%          0%

NET ASSETS - END OF PERIOD
   (000's omitted) . . . . . . . . . . . .  $     557   $           699   $     718   $     481   $              438   $     396
                                            ==========  ================  ==========  ==========  ===================  ==========




*The investment advisor did not impose its management fee and paid a portion of the Series' expenses.
 If these expenses had been incurred by the Series, and had 1994, 1995, and 1996, expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:



Net investment income . . . . .  $0.124   $0.145   $0.243   $ 0.309  $0.384   $ 0.184
Ratios (to average net assets):
   Expenses . . . . . . . . . .    4.76%    4.70%    3.72%   2.50%2    2.50%   2.50%2
   Net investment income. . . .    1.17%    1.31%    2.54%   3.85%2    3.68%   3.70%2




1  Represents  aggregate  total  return  for  the  period  indicated.
2  Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS


1.     ORGANIZATION
Flexible Yield Series II (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 1999, 1,550 million shares have been designated in total among 31 series, of which 37.5 million have been designated as Flexible Yield Series II Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
SECURITY  VALUATION
Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

NOTES  TO  FINANCIAL  STATEMENTS

DISTRIBUTION  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Series.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, or character reclassification between net income and net gains, or other required tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

     For the year ended October 31, 1999, the Series distributed $575 of long-term capital gains.

OTHER
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES
The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc., DBA Exeter Asset Management (the "Advisor"), for which the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series' average daily net assets. The fee amounted to $2,805 for the year ended October 31, 1999.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 0.80% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $21,889 for the year ended October 31, 1999, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $150 for the year ended October 31, 1999.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

NOTES  TO  FINANCIAL  STATEMENTS

The compensation of the non-affiliated Directors totaled $7,201 for the year ended October 31, 1999.

4.     PURCHASES  AND  SALES  OF  SECURITIES
Purchases and sales of United States Government securities, other than short-term securities, were $216,567 and $278,583 respectively, for the year ended October 31, 1999.

5.  CAPITAL  STOCK  TRANSACTIONS
     Transactions in shares of Flexible Yield Series II Class A Common Stock were:




              FOR THE YEAR                       FOR THE YEAR
             ENDED 10/31/99                      ENDED 10/31/98
             ---------------                    ----------------
             Shares           Amount            Shares    Amount
             ---------------  ----------------  --------  ----------
Sold. . . .           5,972   $        60,262    21,299   $ 218,417
Reinvested.           3,760            37,679     3,668      36,844
Repurchased         (19,442)         (195,400)  (28,563)   (292,452)
             ---------------  ----------------  --------  ----------
Net change.          (9,710)  $       (97,459)   (3,596)  $ (37,191)
             ===============  ================  ========  ==========



The Advisor owned 16,682 shares on October 31, 1999 and 15,723 shares on October 31, 1998.

6.     FINANCIAL  INSTRUMENTS
The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 1999.

REPORT  OF  INDEPENDENT  ACCOUNTANTS

To the Board of Directors and Shareholders of Exeter Fund, Inc. - Flexible Yield Series II:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.- Flexible Yield Series II (the "Series") at October 31, 1999, and the results of its operations, changes in net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Series as of October 31, 1998 and for the periods then ended, as indicated therein, were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those statements.




PRICEWATERHOUSECOOPERS  LLP
Boston,  Massachusetts
December  3,  1999

OTHER  INFORMATION  (UNAUDITED)

CHANGE  OF  ACCOUNTANTS
On July 15, 1999, the Fund dismissed Deloitte & Touche LLP ("D&T") as the Fund's independent auditors by action of the Fund's Board of Directors upon the recommendation of the Audit Committee of the Board. D&T's reports of the funds financial statements for the fiscal years ended October 31, 1998 and 1997, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund's financials statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulations S-K under the Securities Exchange Act of 1934, as amended.

On July 15, 1999, the Fund by action of its Board of Directors upon the recommendation of the Audit Committee of the Board engaged PricewaterhouseCoopers ("PwC") as the independent auditors to audit the Fund's financial statements for the fiscal year ending October 31, 1999. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, neither the Fund nor anyone on its behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(a)(iv) of Item 304 of Regulation S-X) or reportable event (as described in paragraph (a)(1)(v) of said Item 304).

Exeter  Fund,  Inc.
Flexible  Yield  Series  III
Annual  Report
October,  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS

Dear  Shareholders:

When one is younger and blissfully unaware of the many risks that exist in the world, worries are rare. As one grows older and setbacks occur, the list of worries grows. Youthful optimism is replaced by cautious optimism, and it becomes progressively easier to see the glass as half-empty rather than half-full. It can be argued that the bond market "matures" in a similar fashion. Early in the cycle when rates are falling, risks are quickly discounted and bad news is easily explained away. The market has few worries. As the situation changes and interest rates start to turn up, the list of worries grows. At some point, psychology turns and the market finds something negative in almost every release, which in turn drives interest rates even higher.

Over the last six months, the psychology of the bond market has been especially negative; as far as the market was concerned, the glass was consistently half-empty. The pessimism permeated the market's perception of wages, it permeated the market's take on the state of the dollar, and it has colored the market's opinion regarding future trends in inflation.

WAGES The overriding concern of the bond market has been a historically low unemployment rate and a fear that it would translate into higher wages, which in turn would trigger higher prices. While that was, and still is, a legitimate concern, there were/are extenuating circumstances. Given a general lack of pricing power due to an increasingly competitive global marketplace, firms recognize that productivity and efficiency gains are the keys to success. That has triggered two ongoing events. The first is an exceptional level of business investment, especially in computer technology, which has lowered the number of workers needed to complete a given task (creating strong productivity gains). The second is a remarkable number of mergers (creating solid efficiency gains). Both have offset the low unemployment rate, as evidenced by the moderating year over year increases in the Employment Cost Index and the average hourly earnings figures.

DOLLAR The dollar has weakened versus the Japanese yen, but the situation relative to the euro has been a bit different. From the time the euro was introduced at the start of this year through July, the euro did nothing but depreciate versus the dollar. After a slight up-tick late in the summer and early in the fall, the euro once again lost value relative to the dollar as October came to a close. The up-tick spooked the market, and discussions regarding an unsustainable current account deficit, which would cause the value of the dollar to fall even further and ultimately result in higher U.S. interest rates, were widespread. A less pessimistic view is that what has been happening to exchange rates had more to do with the Japanese yen than it did with the U.S. dollar.

INFLATION There is very little disagreement that inflation as measured by the CPI will be higher in 1999 than it was in 1998. Last year declining commodity prices held down inflation; this year rising oil prices have pushed inflation up. Year to year fluctuations will remain the norm. The bigger question is what should one expect over the next three to five years? Manning & Napier is of the opinion that inflation is much more likely to average around 2% than it is to return to the elevated levels of the 1970's and 1980's. That opinion is driven by the intense competition that a global economy creates, a central bank which recognizes the importance of being an inflation fighter first and pump primer second (i.e. raising short rates before inflation emerges), and the amazing technological changes (i.e. computerization and the Internet) that are inherently disinflationary.

MANAGEMENT  DISCUSSION  AND  ANALYSIS


The reality is that the pessimism of the last six months translated into higher rates. Short-term rates increased by 60 or 70 basis points (0.60% to 0.70%). Longer-term rates were up more than 50 basis points (0.50%). Rising interest rates have a negative effect on bond returns, and that effect is stronger for bonds with longer maturities. Because the Flexible Yield Series III was invested in bonds with a slightly longer average maturity than its benchmark, its returns were more strongly affected by the increase than those of the benchmark. In addition, its holdings are higher quality than the benchmark, because we feel the additional risk resulting from investments in lower quality bonds is not compensated by the additional yield they offer.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT

<graphic>
<pie  chart>

Data  for  pie  chart  to  follow:

Effective  Maturity  -  As  of  10/31/99

Less  than  1  Year  -  2%
1  -  2  Years  -  18%
2  -  3  Years  -  5%
3  -  5  Years  -  16%
5  -  7  Years  -  12%
7  -  10  Years  -  16%
Over  10  Years  -  31%

Portfolio  Composition  -  As  of  10/31/99

U.S.  Treasury  Securities  -  69%
U.S.  Government  Agencies  -  28%
Cash,  equivalents  and  other  assets,  less  liabilities  -  3%

PERFORMANCE  UPDATE  AS  OF  OCTOBER  31,  1999

Exeter  Fund,  Inc.  -  Flexible  Yield  Series  III



                                Total Return
Through.     Growth of $10,000                Average
10/31/99     Investment         Cumulative    Annual

One Year     $ 9,779            -2.21%       -2.21%
Five Year    $14,872            48.72%        8.26%
Inception 1  $13,756            37.56%        5.58%





Merrill  Lynch  Corporate/Government  Bond  Index



                               Total Return
Through.    Growth of $10,000                Average
10/31/99    Investment         Cumulative    Annual

One Year    $ 9,926             -0.74%        -0.74%
Five Year   $14,586             45.86%         7.84%
Inception 1 $14,053             40.53%         5.97%



The value of a $10,000 investment in the Exeter Fund, Inc. - Flexible Yield Series III from its inception (12/20/93) to present (10/31/99) as compared to the Merrill Lynch Corporate/Government Bond Index. 2



              Exeter Fund, Inc.      Merrill Lynch Government/
Date      Flexible Yield Series III    Corporate Bond Index
12/21/93                     10,000                     10,000
12/31/93                      9,960                     10,013
12/31/94                      9,380                      9,686
12/31/95                     11,451                     11,532
10/31/96                     11,431                     11,778
10/31/97                     12,542                     12,832
10/31/98                     14,066                     14,158
10/31/99                     13,756                     14,053




1  The  Fund  and  Index  performance are calculated from December 20, 1993, the
Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

2 The Merrill Lynch Corporate/Government Bond Index is a market value weighted measure of approximately 4,500 corporate and government bonds. The Index is comprised of investment grade securities with maturities greater than one year. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999



                                                    PRINCIPAL     VALUE
                                                      AMOUNT    (NOTE 2)
                                                    ----------  ---------
U.S. TREASURY SECURITIES - 68.88%
    U.S. TREASURY BONDS - 15.89%
    U.S. Treasury Bond, 6.875%, 8/15/2025
    (Identified Cost $150,993) . . . . . . . . . .  $  155,000  $163,622
                                                                ---------

    U.S. TREASURY NOTES - 52.99%
    U.S. Treasury Note, 5.50%, 3/31/2000 . . . . .      20,000    20,019
    U.S. Treasury Note, 5.375%, 2/15/2001. . . . .      90,000    89,606
    U.S. Treasury Note, 5.625%, 5/15/2001. . . . .      40,000    39,913
    U.S. Treasury Note, 6.25%, 6/30/2002 . . . . .      50,000    50,422
    U.S. Treasury Note, 5.875%, 2/15/2004. . . . .     110,000   109,691
    U.S. Treasury Note, 6.50%, 8/15/2005 . . . . .      55,000    55,980
    U.S. Treasury Note, 5.625%, 2/15/2006. . . . .      70,000    68,272
    U.S. Treasury Note, 6.25%, 2/15/2007 . . . . .      50,000    50,234
    U.S. Treasury Note, 6.625%, 5/15/2007. . . . .      60,000    61,575
                                                                ---------

    TOTAL U.S. TREASURY NOTES
    (Identified Cost $534,475) . . . . . . . . . .                545,712
                                                                ----------

TOTAL U.S. TREASURY SECURITIES
    (Identified Cost $685,468) . . . . . . . . . .                709,334
                                                                ----------

U.S. GOVERNMENT AGENCIES - 28.30%
    MORTGAGE BACKED SECURITIES - 9.36%
    GNMA, Pool #224199, 9.50%, 7/15/2018 . . . . .       5,743     6,160
    GNMA, Pool #299164, 9.00%, 12/15/2020. . . . .       5,809     6,112
    GNMA, Pool #310604, 9.00%, 10/15/2021. . . . .      56,653    59,602
    GNMA, Pool #376345, 6.50%, 12/15/2023. . . . .      25,684    24,556
                                                                ---------

    TOTAL MORTGAGE BACKED SECURITIES
    (Identified Cost $94,932). . . . . . . . . . .                96,430
                                                               ----------

    OTHER AGENCIES - 18.94%
    Federal National Mortgage Association Medium
    Term Note, 4.625%, 10/15/2001. . . . . . . . .      55,000    53,508
    Federal National Mortgage Association Medium
    Term Note, 5.625%, 5/14/2004 . . . . . . . . .      50,000    48,443
    Federal National Mortgage Association Medium
    Term Note, 5.75%, 2/15/2008. . . . . . . . . .      50,000    47,117
     Federal National Mortgage Association Medium
    Term Note, 6.25%, 5/15/2029. . . . . . . . . .      50,000    46,031
                                                                ---------

     TOTAL OTHER AGENCIES
    (Identified Cost $203,674) . . . . . . . . . .               195,099
                                                               ----------

TOTAL U.S. GOVERNMENT AGENCIES
   (Identified Cost $298,606). . . . . . . . . . .               291,529
                                                               ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999



                                                    VALUE
                                          SHARES    (NOTE 2)
                                        ----------  ---------
SHORT-TERM INVESTMENTS - 2.29%
Dreyfus Treasury Cash Management Fund
   (Identified Cost $23,628) . . . . .      23,628  $ 23,628
                                                    ---------

TOTAL INVESTMENTS - 99.47%
   (Identified Cost $1,007,702). . . .             1,024,491

OTHER ASSETS, LESS LIABILITIES - 0.53%                 5,439
                                                   ----------

NET ASSETS - 100%. . . . . . . . . . .            $1,029,930
                                                   ==========



Federal  Tax  Information:

At October 31, 1999, the net unrealized appreciation based on identified cost for federal income tax purposes of $1,007,702 was as follows:


Unrealized appreciation           $26,505

Unrealized depreciation            (9,716)
                                  -------

UNREALIZED APPRECIATION - NET     $16,789
                                  =======

The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES




OCTOBER 31, 1999

ASSETS:
Investments, at value (identified cost $1,007,702)(Note 2)  $1,024,491
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . .          60
Interest receivable. . . . . . . . . . . . . . . . . . . .      15,095
Receivable from investment advisor (Note 3). . . . . . . .      18,094
                                                            ----------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . .   1,057,740
                                                            ----------


LIABILITIES:

Accrued directors' fees (Note 3) . . . . . . . . . . . . .       7,241
Transfer agent fees payable (Note 3) . . . . . . . . . . .         285
Audit fee payable. . . . . . . . . . . . . . . . . . . . .       9,249
Other payables and accrued expenses. . . . . . . . . . . .      11,035
                                                            ----------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . .      27,810
                                                            ----------

NET ASSETS FOR 102,432 SHARES OUTSTANDING. . . . . . . . .  $1,029,930
                                                            ==========


NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . .  $    1,024
Additional paid-in-capital . . . . . . . . . . . . . . . .     967,006
Undistributed net investment income. . . . . . . . . . . .      12,552
Accumulated net realized gain on investments . . . . . . .      32,559
Net unrealized appreciation on investments . . . . . . . .      16,789
                                                            ----------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . .  $1,029,930
                                                            ==========

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE - CLASS A
   ($1,029,930/102,432 shares) . . . . . . . . . . . . . .  $    10.05
                                                            ==========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS




FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:
Interest . . . . . . . . . . . . . . . . . . . . . . . .  $  69,660
                                                          ----------

EXPENSES:

Management fees (Note 3) . . . . . . . . . . . . . . . .      5,939
Directors' fees (Note 3) . . . . . . . . . . . . . . . .      7,201
Transfer agent fees (Note 3) . . . . . . . . . . . . . .        285
Audit fee. . . . . . . . . . . . . . . . . . . . . . . .      9,978
Legal fees . . . . . . . . . . . . . . . . . . . . . . .      4,972
Registration and filing fees . . . . . . . . . . . . . .      2,549
Custodian fee. . . . . . . . . . . . . . . . . . . . . .      2,200
Miscellaneous. . . . . . . . . . . . . . . . . . . . . .      1,005
                                                          ----------

Total Expenses . . . . . . . . . . . . . . . . . . . . .     34,129

Less Reduction of Expenses (Note 3). . . . . . . . . . .    (24,033)
                                                          ----------

Net Expenses . . . . . . . . . . . . . . . . . . . . . .     10,096
                                                          ----------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . .     59,564
                                                          ----------


REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)     34,689
Net change in unrealized appreciation on investments . .   (121,104)
                                                          ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . .    (86,415)
                                                          ----------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . .  $ (26,851)
                                                          ==========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                               FOR THE       FOR THE
                                              YEAR ENDED    YEAR ENDED
                                               10/31/99      10/31/98
                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income . . . . . . . . . . .  $    59,564   $    75,844
Net realized gain on investments. . . . . .       34,689        41,155
Net change in unrealized appreciation
   on investments . . . . . . . . . . . . .     (121,104)       51,301
                                             ------------  ------------

Net increase (decrease) from operations . .      (26,851)      168,300
                                             ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 2):

From net investment income. . . . . . . . .      (65,659)      (77,682)
From net realized gain on investments . . .      (40,247)         (763)
                                             ------------  ------------

Total distributions to shareholders . . . .     (105,906)      (78,445)
                                             ------------  ------------

CAPITAL STOCK ISSUED
 AND REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5). . . . . . . . . .     (585,984)      313,535
                                             ------------  ------------

Net increase (decrease) in net assets . . .     (718,741)      403,390

NET ASSETS:

Beginning of year . . . . . . . . . . . . .    1,748,671     1,345,281
                                             ------------  ------------

END OF YEAR (including undistributed
    net investment income of $12,552
    and $16,515, respectively). . . . . . .  $ 1,029,930   $ 1,748,671
                                             ============  ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                             FOR THE     FOR THE     FOR THE      FOR THE      FOR THE     FOR THE
                                               YEAR        YEAR        YEAR      TEN MONTHS      YEAR        YEAR
                                              ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                                             10/31/99    10/31/98    10/31/97     10/31/96     12/31/95    12/31/94
                                            ----------  ----------  ----------  ------------  ----------  ----------

Per share data (for a share outstanding
throughout each period):
NET ASSET VALUE - BEGINNING OF PERIOD. . .  $   11.06   $   10.41   $   10.13   $     10.51   $    9.11   $    9.95
                                            ----------  ----------  ----------  ------------  ----------  ----------

Income from investment operations:
   Net investment income*. . . . . . . . .      0.567       0.531       0.580         0.497       0.582       0.262
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . .     (0.802)      0.692       0.355        (0.532)      1.393      (0.841)
                                            ----------  ----------  ----------  ------------  ----------  ----------
Total from investment operations . . . . .     (0.235)      1.223       0.935        (0.035)      1.975      (0.579)
                                            ----------  ----------  ----------  ------------  ----------  ----------

Less distributions to shareholders:
   From net investment income. . . . . . .     (0.526)     (0.567)     (0.610)       (0.345)     (0.575)     (0.261)
   From net realized gain on investments .     (0.249)     (0.006)     (0.045)           --          --          --
                                            ----------  ----------  ----------  ------------  ----------  ----------

Total distributions to shareholders. . . .     (0.775)     (0.573)     (0.655)       (0.345)     (0.575)     (0.261)
                                            ----------  ----------  ----------  ------------  ----------  ----------

NET ASSET VALUE - END OF PERIOD. . . . . .  $   10.05   $   11.06   $   10.41   $     10.13   $   10.51   $    9.11
                                            ==========  ==========  ==========  ============  ==========  ==========

Total return 1 . . . . . . . . . . . . . .     (2.21%)      12.15%       9.73%       (0.18%)      22.09%     (5.83%)

Ratios (to average net assets)
/Supplemental Data:
Expenses*. . . . . . . . . . . . . . . . .       0.85%       0.85%       0.85%       0.85%2        0.85%       0.85%
Net investment income* . . . . . . . . . .       5.01%       5.25%       5.82%       5.98%2        6.13%       6.22%

Portfolio turnover . . . . . . . . . . . .         29%         20%         51%            5%          6%          1%

NET ASSETS - END OF PERIOD (000's omitted)  $   1,030   $   1,749   $   1,345   $     1,098   $   1,159   $     748
                                            ==========  ==========  ==========  ============  ==========  ==========




* The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had 1994 and 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:



Net investment income. . . . .  $0.308   $0.379   $0.437   $ 0.360  $0.429   $0.192
Ratios(to average net assets):
    Expenses . . . . . . . . .    2.87%    2.35%    2.28%   2.50%2    2.46%    2.50%
    Net investment income. . .    2.99%    3.75%    4.39%   4.33%2    4.52%    4.57%



1  Represents  aggregate  total  return  for  the  period  indicated.
2  Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS

1.  ORGANIZATION
Flexible Yield Series III (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 1999, 1,550 million shares have been designated in total among 31 series, of which 37.5 million have been designated as Flexible Yield Series III Class A Common Stock.

2.  SIGNIFICANT  ACCOUNTING  POLICIES
SECURITY  VALUATION
Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

NOTES  TO  FINANCIAL  STATEMENTS

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Series.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

For the year ended October 31, 1999, the Series distributed $40,248 of long-term capital gains.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.  TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc., DBA Exeter Asset Management (the "Advisor"), for which the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets. The fee amounted to $5,939 for the year ended October 31, 1999.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $18,094 for the year ended October 31, 1999, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $285 for the year ended October 31, 1999.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

NOTES  TO  FINANCIAL  STATEMENTS

The compensation of the non-affiliated Directors totaled $7,201 for the year ended October 31, 1999.

4.  PURCHASES  AND  SALES  OF  SECURITIES
Purchases and sales of United States Government securities, other than short-term securities, were $337,345 and $796,145, respectively, for the year ended October 31, 1999.

5.  CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares of Flexible Yield Series III Class A Common Stock were:



              FOR THE YEAR                      FOR THE YEAR
             ENDED 10/31/99                     ENDED 10/31/98
             ---------------                    ----------------
             Shares           Amount            Shares    Amount
             ---------------  ----------------  --------  ----------
Sold. . . .          25,257   $       275,582    64,913   $ 701,793
Reinvested.           9,895           103,502     6,198      65,259
Repurchased         (90,772)         (965,068)  (42,333)   (453,517)
             ---------------  ----------------  --------  ----------
Net change.         (55,620)  $      (585,984)   28,778   $ 313,535
             ===============  ================  ========  ==========



The Advisor owned 13,079 shares on October 31, 1999 and 12,153 shares on October 31, 1998.

6.     FINANCIAL  INSTRUMENTS
The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 1999.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To  the  Board  of  Directors  and  Shareholders  of  Exeter  Fund,  Inc.
-  Flexible  Yield  Series  III:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.-Flexible
Yield Series III (the "Series") at October 31, 1999, and the results of its operations, changes in net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Series as of October 31, 1998 and for the periods then ended, as indicated therein, were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those statements.




PRICEWATERHOUSECOOPERS  LLP
Boston,  Massachusetts
December  3,  1999

OTHER  INFORMATION

     CHANGE  OF  ACCOUNTANTS

On July 15, 1999, the Fund dismissed Deloitte & Touche LLP ("D&T") as the Fund's independent auditors by action of the Fund's Board of Directors upon the recommendation of the Audit Committee of the Board. D&T's reports of the funds financial statements for the fiscal years ended October 31, 1998 and 1997, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund's financials statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulations S-K under the Securities Exchange Act of 1934, as amended.

On July 15, 1999, the Fund by action of its Board of Directors upon the recommendation of the Audit Committee of the Board engaged PricewaterhouseCoopers ("PwC") as the independent auditors to audit the Fund's financial statements for the fiscal year ending October 31, 1999. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, neither the Fund nor anyone on its behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(a)(iv) of Item 304 of Regulation S-X) or reportable event (as described in paragraph (a)(1)(v) of said Item 304).

Exeter  Fund,  Inc.
Tax  Managed  Series
Annual  Report
October  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS

DEAR  SHAREHOLDERS:

The Tax Managed Series has provided shareholders with strong returns over the past year through October 31, 1999, while remaining focused on the added goal of minimizing taxable distributions.

The U.S. markets have been anything but stable over the last six months, with peaks and valleys reflecting growing uncertainty regarding the future performance of the economy and corporate earnings. While stocks rose broadly earlier this year and relatively undervalued sectors improved, the third quarter experienced almost exactly the opposite with negative returns across most sectors of the U.S. equity market. The Series has withstood this volatility well, as a result of the portfolio's focus on companies with strong strategic positioning in their industry, stocks benefiting from strengthening foreign markets, and several well-positioned technology stocks.

We believe the risk in the U.S. stock market continues to build. Rising energy prices and tight labor markets are two of the factors that are forcing costs to go up in a number of industries this year. With costs rising and most companies lacking true pricing power, the inevitable result is a margin squeeze. Add to that the impact of rising interest rates and the result is likely to be a difficult environment for high valuation (e.g., high price-to-earnings ratio) stocks. Given this environment, we have continued with our current focus on stocks with lower valuations, which we believe positions the portfolio well for the future. Likewise, in an effort to protect the portfolio from almost certain earnings disappointments being experienced broadly in the U.S., we have maintained a focus on companies with strong strategic positioning in their industry and/or industries near the bottom of their supply/demand cycles.

Beyond being able to make some stock purchases at prices considered attractive by our investment disciplines, we were able to minimize taxable distributions by the Series through strategic, tax-driven security sales. Specifically, we were able to sell some of the portfolio's lagging holdings in order to generate losses and help offset gains taken in several highly appreciated technology stocks, thus minimizing the tax impact to the holders of the Series. We will continue to utilize these management techniques in the future to lessen the tax burden of equity investments to the shareholders.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT

MANAGEMENT  DISCUSSION  AND  ANALYSIS

<graphic>
<pie  chart>

Data  for  pie  chart  to  follow:

Portfolio  Composition  -  As  of  10/31/99

Chemicals  &  Allied  Products  -  16%
Crude  Petroleum  &  Natural  Gas  -  9%
Electronics  &  Electrical  Equipment  -  8%
Food  &  Kindred  Products  -  7%
Glass  Products  -  6%
Paper  &  Allied  Products  -  9%
Restaurants  -  5%
Software  -  6%
Technical  Instruments  &  Supplies  -  7%
Telecommunication  Services  -  4%
Transportation  -  9%
Miscellaneous*  -  14%

*  Miscellaneous  includes:
Air  Transportation
Computer  Equipment
Health  Services
Holding  Companies  -  Publishing
Manufacturing  -  Miscellaneous
Motion  Picture  Production
Cash,  short-term  investments,  and  other  assets,  less  liabilities

PERFORMANCE  UPDATE  AS  OF  OCTOBER  31,  1999

Exeter  Fund,  Inc.  -  Tax  Managed  Series



                                Total Return
Through.     Growth of $10,000               Average
10/31/99     Investment         Cumulative   Annual

One Year     $12,204            22.04%       22.04%
Inception 1  $18,129            81.29%       16.02%




Standard  &  Poor's  500  Total  Return



                               Total Return
Through.    Growth of $10,000              Average
10/31/99    Investment         Cumulative  Annual

One Year    $12,566             25.66%     25.66%
Inception 1 $25,127            151.27%     25.88%





The value of a $10,000 investment in the Exeter Fund, Inc. - Tax Managed Series from its inception (11/1/95) to present (10/31/99) as compared to the Standard & Poor's (S&P) 500 Total Return Index. 2

<graphic>
<line  chart>

Data  for  line  chart  to  follow:




          Exeter Fund, Inc.   Standard & Poor's 500
Date . .  Tax Managed Series  Total Return Index
11/01/95              10,000                 10,000
10/31/96              11,630                 12,408
10/31/97              15,200                 16,392
10/31/98              14,855                 19,996
10/31/99              18,129                 25,127




1 The Fund and Index performance are calculated from November 1,1995, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

2 The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter Market. The Index returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999




                                                                 VALUE
                                                      SHARES   (NOTE 2)
                                                      -------  ---------
COMMON STOCK - 98.36%
AIR TRANSPORTATION - 1.61%
FDX Corp.* . . . . . . . . . . . . . . . . . . . . .      400  $ 17,225
                                                               ---------

CHEMICAL & ALLIED PRODUCTS - 15.82%
  BIOLOGICAL PRODUCTS - 3.53%
  Sigma-Aldrich Corp.. . . . . . . . . . . . . . . .    1,325  $ 37,763
                                                               ---------

  PHARMACEUTICAL PREPARATIONS - 10.49%
  Eli Lilly & Co.. . . . . . . . . . . . . . . . . .      200    13,775
  Johnson & Johnson. . . . . . . . . . . . . . . . .      175    18,331
  Mylan Laboratories, Inc. . . . . . . . . . . . . .      600    10,763
  Pharmacia & Upjohn, Inc. . . . . . . . . . . . . .      375    20,227
  Teva Pharmaceutical Industries Ltd. - ADR (Note 7)      600    29,025
  Warner - Lambert Co. . . . . . . . . . . . . . . .      250    19,953
                                                               ---------
                                                                112,074
                                                               ---------

  PLASTIC MATERIALS - 1.80%
  Eastman Chemical Co. . . . . . . . . . . . . . . .      500    19,281
                                                               ---------
                                                                169,118
                                                               ---------

COMPUTER EQUIPMENT - 3.18%
Bell & Howell Co.* . . . . . . . . . . . . . . . . .      600    16,875
Compaq Computer Corp.. . . . . . . . . . . . . . . .      900    17,100
                                                               ---------
                                                                 33,975
                                                               ---------

CRUDE PETROLEUM & NATURAL GAS - 8.69%
Gulf Canada Resources Ltd. - ADR* (Note 7) . . . . .   11,000    43,313
Petroleo Brasileiro S.A. (Petrobras) -
   ADR (Note 7). . . . . . . . . . . . . . . . . . .    3,100    49,548
                                                               ---------
                                                                 92,861
                                                               ---------

ELECTRONICS & ELECTRICAL EQUIPMENT - 7.71%
Koninklijke Philips Electronics NV-ADR (Note 7). . .      230    23,906
Motorola, Inc. . . . . . . . . . . . . . . . . . . .      600    58,463
                                                               ---------
                                                                 82,369
                                                               ---------

FOOD & KINDRED PRODUCTS - 6.95%
Bestfoods. . . . . . . . . . . . . . . . . . . . . .      700    41,125
Unilever plc - ADR (Note 7). . . . . . . . . . . . .      892    33,171
                                                               ---------
                                                                 74,296
                                                               ---------

GLASS PRODUCTS - 5.70%
Corning, Inc.. . . . . . . . . . . . . . . . . . . .      775    60,934
                                                               ---------

HEALTH SERVICES - 2.05%
Caremark Rx, Inc.* . . . . . . . . . . . . . . . . .    4,500    21,937
                                                               ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  1999



                                                             VALUE
                                                   SHARES    (NOTE 2)
                                                  ---------  ---------
HOLDING COMPANIES - PUBLISHING - 1.83%
Reed International plc - ADR (Note 7). . . . . .        850  $ 19,550
                                                             ---------

MANUFACTURING - MISCELLANEOUS - 3.00%
Mattel, Inc. . . . . . . . . . . . . . . . . . .      2,400    32,100
                                                             ---------

MOTION PICTURE  PRODUCTION - 1.48%
News Corporation Ltd. - ADR (Note 7) . . . . . .        575    15,848
                                                             ---------

PAPER & ALLIED PRODUCTS - 9.23%
Fort James Corp. . . . . . . . . . . . . . . . .        740    19,471
International Paper Co.. . . . . . . . . . . . .        425    22,366
Kimberly-Clark Corp. . . . . . . . . . . . . . .        900    56,813
                                                             ---------
                                                               98,650
                                                             ---------

RESTAURANTS - 5.02%
McDonald's Corp. . . . . . . . . . . . . . . . .      1,300    53,625
                                                             ---------

SOFTWARE - 5.78%
Oracle Corp.*. . . . . . . . . . . . . . . . . .      1,300    61,831
                                                             ---------

TECHNICAL INSTRUMENTS & SUPPLIES - 7.02%
Eastman Kodak Co.. . . . . . . . . . . . . . . .        650    44,809
Millipore Corp.. . . . . . . . . . . . . . . . .        950    30,281
                                                             ---------
                                                               75,090
                                                             ---------
TELECOMMUNICATION SERVICES - 4.37%
Telecomunicacoes Brasileiras S.A. (Telebras) -
    ADR PFD (Note 7) . . . . . . . . . . . . . .        600    46,725
Telecomunicacoes Brasileiras S.A., (Telebras) -
    ADR (Note 7) . . . . . . . . . . . . . . . .        600        28
                                                             ---------
                                                               46,753
                                                             ---------

TRANSPORTATION - 8.92%
Burlington Northern Santa Fe Corp. . . . . . . .      1,000    31,875
Canadian National Railway Co. - ADR (Note 7) . .      1,250    38,125
The Boeing Co. . . . . . . . . . . . . . . . . .        550    25,334
                                                             ---------
                                                               95,334
                                                             ---------

TOTAL COMMON STOCK
   (Identified Cost  $834,412) . . . . . . . . .            1,051,496
                                                           -----------

SHORT-TERM INVESTMENTS - 0.08%
Dreyfus Treasury Cash Management Fund
   (Identified Cost  $878) . . . . . . . . . . .        878       878
                                                             ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  1999




                                           Value
                                         (Note 2)
                                        -----------
TOTAL INVESTMENTS - 98.44%
(Identified Cost  $835,290). . . . . .  $1,052,374

OTHER ASSETS, LESS LIABILITIES - 1.56%      16,572
                                        -----------

NET ASSETS - 100%. . . . . . . . . . .  $1,068,946
                                        ===========




*Non-income  producing  security

Federal  Tax  Information:

At October 31, 1999, the net unrealized appreciation based on identified cost for federal income tax purposes of $835,290 was as follows:

Unrealized  appreciation                    $      234,154

Unrealized  depreciation                           (17,070)
                                            ---------------

UNREALIZED  APPRECIATION  -  NET               $    217,084
                                               ============


The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES




OCTOBER 31, 1999

ASSETS:
Investments, at value (identified cost $835,290)(Note 2)  $1,052,374
Cash . . . . . . . . . . . . . . . . . . . . . . . . . .      28,876
Dividends receivable . . . . . . . . . . . . . . . . . .         115
Receivable from investment advisor (Note 3). . . . . . .      15,966
                                                          -----------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . .   1,097,331
                                                          -----------


LIABILITIES:

Accrued directors' fees (Note 3) . . . . . . . . . . . .       7,239
Transfer agent fees payable (Note 3) . . . . . . . . . .         229
Audit fee payable. . . . . . . . . . . . . . . . . . . .       9,255
Other payables and accrued expenses. . . . . . . . . . .      11,662
                                                          -----------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . .      28,385
                                                          -----------

NET ASSETS FOR 61,347 SHARES OUTSTANDING . . . . . . . .  $1,068,946
                                                          ===========


NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . .  $      613
Additional paid-in-capital . . . . . . . . . . . . . . .     855,028
Undistributed net investment income. . . . . . . . . . .       5,246
Accumulated net realized loss on investments . . . . . .      (9,025)
Net unrealized appreciation on investments . . . . . . .     217,084
                                                          -----------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . .  $1,068,946
                                                          ===========

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE - CLASS A
   ($1,068,946/61,347 shares). . . . . . . . . . . . . .  $    17.42
                                                          ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS




FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $865). . . . . .  $ 13,844
Interest . . . . . . . . . . . . . . . . . . . . . . . .     2,311
                                                          ---------

Total Investment Income. . . . . . . . . . . . . . . . .    16,155
                                                          ---------


EXPENSES:

Management fees (Note 3) . . . . . . . . . . . . . . . .     9,555
Directors' fees (Note 3) . . . . . . . . . . . . . . . .     7,201
Transfer agent fees (Note 3) . . . . . . . . . . . . . .       229
Audit fee. . . . . . . . . . . . . . . . . . . . . . . .     9,919
Registration and filing fees . . . . . . . . . . . . . .     5,135
Miscellaneous. . . . . . . . . . . . . . . . . . . . . .     4,953
                                                          ---------

Total Expenses . . . . . . . . . . . . . . . . . . . . .    36,992

Less Reduction of Expenses (Note 3). . . . . . . . . . .   (25,520)
                                                          ---------

Net Expenses . . . . . . . . . . . . . . . . . . . . . .    11,472
                                                          ---------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . .     4,683
                                                          ---------


REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized loss on investments (identified cost basis)      (375)
Net change in unrealized appreciation on investments . .   164,611
                                                          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS )
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . .   164,236
                                                          ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . .  $168,919
                                                          =========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS



                                                         FOR THE     FOR THE
                                                          YEAR         YEAR
                                                          ENDED       ENDED
                                                        10/31/99     10/31/98
                                                       -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income . . . . . . . . . . . . . . . .  $    4,683   $   5,151
Net realized loss on investments. . . . . . . . . . .        (375)       (878)
Net change in unrealized appreciation on investments.     164,611     (37,135)
                                                       -----------  ----------

Net increase (decrease) from operations . . . . . . .     168,919     (32,862)
                                                       -----------  ----------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income. . . . . . . . . . . . . .      (7,164)         --
From net realized gain on investments . . . . . . . .      (3,302)    (14,205)
                                                       -----------  ----------

Total distributions to shareholders . . . . . . . . .     (10,466)    (14,205)
                                                       -----------  ----------

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions (Note 5)     138,747     294,616
                                                       -----------  ----------

Net increase in net assets. . . . . . . . . . . . . .     297,200     247,549

NET ASSETS:

Beginning of year . . . . . . . . . . . . . . . . . .     771,746     524,197
                                                       -----------  ----------

END OF YEAR (including undistributed net investment
   Income of $5,246 and $5,151, respectively) . . . .  $1,068,946   $ 771,746
                                                       ===========  ==========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                        FOR THE       FOR THE       FOR THE      FOR THE YEAR
                                                       YEAR ENDED    YEAR ENDED    YEAR ENDED       ENDED
                                                        10/31/99      10/31/98      10/31/97       10/31/96
                                                      ------------  ------------  ------------  --------------
Per share data (for a share outstanding throughout
Each period):
NET ASSET VALUE - BEGINNING OF PERIOD. . . . . . . .  $     14.46   $     15.20   $     11.63   $       10.00
                                                      ------------  ------------  ------------  --------------

Income from investment operations:
   Net investment income (loss)* . . . . . . . . . .        0.122         0.097        (0.008)         (0.020)
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . . .        3.032        (0.440)        3.578           1.650
                                                      ------------  ------------  ------------  --------------

Total from investment operations . . . . . . . . . .        3.154        (0.343)        3.570           1.630
                                                      ------------  ------------  ------------  --------------

Less distributions to shareholders:
   From net investment income. . . . . . . . . . . .       (0.133)           --            --              --
   From net realized gain on investments . . . . . .       (0.061)       (0.397)           --              --
                                                      ------------  ------------  ------------  --------------

Total distributions to shareholders. . . . . . . . .       (0.194)       (0.397)            --             --
                                                      ------------  ------------   -----------   -------------
NET ASSET VALUE - END OF PERIOD. . . . . . . . . . .  $     17.42   $     14.46   $     15.20   $       11.63
                                                      ============  ============  ============  ==============

Total return 1 . . . . . . . . . . . . . . . . . . .        22.04%       (2.27%)        30.70%          16.30%

Ratios (to average net assets) / Supplemental Data:
    Expenses*. . . . . . . . . . . . . . . . . . . .         1.20%         1.20%         1.20%           1.20%
    Net investment income (loss)*. . . . . . . . . .         0.49%         0.73%       (0.09%)         (0.21%)

Portfolio turnover . . . . . . . . . . . . . . . . .           85%           65%          103%             78%

NET ASSETS - END OF PERIOD (000's omitted) . . . . .  $     1,069   $       772   $       524   $         224
                                                      ============  ============  ============  ==============




* The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had 1996 expenses been limited to that allowed by state securities law, the net investment loss per share and the ratios would have been as follows:




Net investment loss              ($0.543)  ($0.431)  ($0.620)  ($0.144)

Ratios (to average net assets):
   Expenses                        3.87%    5.17%     8.08%     2.50%
   Net investment loss            (2.18%)  (3.24%)   (6.97%)   (1.51%)

1  Represents aggregate total return for the period indicated.


The accompanying notes are an integral part of the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS

1.     ORGANIZATION
Tax Managed Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 1999, 1,550 million shares have been designated in total among 31 series, of which 37.5 million have been designated as Tax Managed Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
     SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Series in the Fund.

     FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

At October 31, 1999, the Series, for federal income tax purposes, had a capital loss carryforward of $9,023, which will expire on October 31, 2007.

NOTES  TO  FINANCIAL  STATEMENTS

     DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Series.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

For the year ended October 31, 1999, the Series distributed $3,302 of long-term capital gains.

     OTHER
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc., DBA Exeter Asset Management (the "Advisor"), for which the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Series' average daily net assets. The fee amounted to $9,555 for the year ended October 31, 1999.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 1.2% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $15,965 for the year ended October 31, 1999, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $229 for the year ended October 31, 1999.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.
12

NOTES  TO  FINANCIAL  STATEMENTS

The compensation of the non-affiliated Directors totaled $7,201 for the year ended October 31, 1999.

4.     PURCHASES  AND  SALES  OF  SECURITIES
For the year ended October 31, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $917,517 and $775,312, respectively.




5.   CAPITAL STOCK TRANSACTIONS
Transactions in shares of Tax Managed Series Class A Common Stock were:



              For the Year                       For the Year
             Ended 10/31/99                      Ended 10/31/98
             ---------------                     ----------------
             Shares           Amount            Shares    Amount
             ---------------  ----------------  --------  ----------
Sold. . . .          31,500   $       526,082    33,205   $ 509,255
Reinvested.             703            10,466       962      13,996
Repurchased         (24,220)         (397,801)  (15,294)   (228,635)
             ---------------  ----------------  --------  ----------
Net change.           7,983   $       138,747    18,873   $ 294,616
             ===============  ================  ========  ==========



The Advisor owned 22,907 shares on October 31, 1999 and 12,841 shares on October 31, 1998.

6.     FINANCIAL  INSTRUMENTS
     The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 1999.

7.     FOREIGN  SECURITIES
     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To  the  Board  of  Directors  and  Shareholders  of  Exeter  Fund,  Inc.
 -  Tax  Managed  Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.- Tax Managed Series (the "Series") at October 31, 1999, and the results of its operations, changes in net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Series as of October 31, 1998 and for the periods then ended, as indicated therein, were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those statements.




PRICEWATERHOUSECOOPERS  LLP
Boston,  Massachusetts
December  3,  1999

OTHER  INFORMATION  (UNAUDITED)

CHANGE  OF  ACCOUNTANTS
On July 15, 1999, the Fund dismissed Deloitte & Touche LLP ("D&T") as the Fund's independent auditors by action of the Fund's Board of Directors upon the recommendation of the Audit Committee of the Board. D&T's reports of the funds financial statements for the fiscal years ended October 31, 1998 and 1997, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund's financials statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulations S-K under the Securities Exchange Act of 1934, as amended.

On July 15, 1999, the Fund by action of its Board of Directors upon the recommendation of the Audit Committee of the Board engaged PricewaterhouseCoopers ("PwC") as the independent auditors to audit the Fund's financial statements for the fiscal year ending October 31, 1999. During the Fund's fiscal years ended October 31, 1998 and 1997, and the interim period commencing November 1, 1998 and ending July 15, 1999, neither the Fund nor anyone on its behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(a)(iv) of Item 304 of Regulation S-X) or reportable event (as described in paragraph (a)(1)(v) of said Item 304).